                                                                Exhibit (d)(5)

-------------------------------------------------------------------------------

                               OMNIBUS AGREEMENT

                             Dated January 21, 2000

                                    Between

                             EIN ACQUISITION CORP.,
                                   as Seller,

                                      and

                            HELLER FINANCIAL, INC.,
                                  as Purchaser

-------------------------------------------------------------------------------

                           TABLE OF CONTENTS
                                                          Page

SECTION 1.     Definitions                                  1

SECTION 2.     Sale of Equity Interests                     4

SECTION 3.     Purchase of Equity Interest                  5

SECTION 4.     Closing                                      5

SECTION 5.     Conditions                                   6

SECTION 6.     Representations and Warranties of Seller     7

SECTION 7.     Representations and Warranties of Purchaser  10

SECTION 8.     Consummation of Transactions; Termination    11

SECTION 9.     Further Assurances                           11

SECTION 10.    Miscellaneous                                11

SECTION 11.    Effective Time of Transfer                   17

SCHEDULE 1          -         ADDRESSES AND ACCOUNTS

SCHEDULE 2          -         TRUST AGREEMENTS AND OWNER TRUSTEES

SCHEDULE 3          -         DESCRIPTION OF AIRCRAFT AND ACQUISITION PRICES

SCHEDULE 4          -         INDEBTEDNESS

SCHEDULE 5          -         LEASES, LESSEES AND LESSORS

SCHEDULE 6          -         PARTICIPATION AGREEMENTS

SCHEDULE 7          -         SECURITY DOCUMENTS AND SECURITY TRUSTEES

SCHEDULE 8          -         LITIGATION

SCHEDULE 9          -         TRANSACTION DOCUMENTS

SCHEDULE 10         -         ADDITIONAL INSURANCE

SCHEDULE 11         -         LEVERAGED LEASE PORTFOLIO

EXHIBIT A           -         FORM OF PURCHASE AGREEMENT

EXHIBIT B           -         FORM OF ESCROW AGREEMENT

EXHIBIT C           -         FORM OF NOTIFICATION AND CONFIRMATION

                               OMNIBUS AGREEMENT


     THIS OMNIBUS AGREEMENT dated January 21, 2000 (this "Agreement") is by and between HELLER FINANCIAL, INC., a Delaware corporation, (together with its assigns and designees, "Purchaser") and EIN ACQUISITION CORP., a Florida corporation (together with its successors and assigns (including, without limitation and for the avoidance of doubt, Echelon International Corporation and EIN Corp. upon consummation successively, of the Merger and the Forward Merger (as hereinafter defined) "Seller")). Defined terms used herein shall have the meanings assigned to such terms (whether by reference to another document or otherwise) in Section 1.

                                  WITNESSETH:
                                  ----------

     WHEREAS, Seller owns or, subsequent to the Merger, will own, the beneficial interests of the trust estates created pursuant to the trust agreements listed on Schedule 2 hereto;

     WHEREAS, upon the terms and subject to the conditions set forth herein and in the related Purchase Agreements, Seller desires to sell, assign, transfer, convey and set over to Purchaser, and Purchaser desires to purchase, accept and assume from Seller, Seller's right, title and interest in and to such beneficial interests;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the terms and conditions set forth herein, the parties hereto hereby agree as follows:

     SECTION 1.     Definitions.  The following terms shall have the following
                    -----------
meanings for all purposes of this Agreement:

     "Acquisition Price" shall mean the purchase price for an Equity Interest as
      -----------------
specified in Schedule 3 hereto, subject to adjustment (if any) in accordance with the terms of the relevant Purchase Agreement).

     "Aircraft" shall mean the aircraft described on Schedule 3 hereto, or any
      --------
of them, as indicated by the context.

     "Amendments" shall mean, collectively, amendments to the Security
      ----------
Documents, the Leases, the Trust Agreements and the Participation Agreements, if any, required pursuant to the Purchase Agreements in order to reflect the Equity Interest Transfers.

     "Applicable Law" shall mean all applicable laws of any Governmental
      --------------
Authority, including, without limitation, federal, state and foreign securities laws, tax laws, tariff and trade laws, ordinances, judgments, decrees, injunctions, writs and orders or like actions of any

                                                             [Omnibus Agreement]

Governmental Authority and rules, regulations, orders, interpretations, licenses, and permits of any federal, regional, state, county, municipal or other Governmental Authority.

     "Assignment" shall mean an assignment and assumption agreement with respect
      ----------
to an Equity Interest Transfer, substantially in the form attached as Exhibit A to the related Purchase Agreement.

     "Closing Date" shall mean each date reasonably acceptable to Seller and
      ------------
Seller's Lender on which an Equity Interest Transfer is consummated in accordance with this Agreement and the Escrow Agreement, which date shall be a date (prior to the Final Closing Date except as otherwise provided in Section 3 of the Escrow Agreement) specified by Purchaser, but subject to the conditions of Sections 8(a) and 8(d) of this Agreement, on which all conditions to an Equity Interest Transfer, as specified in the related Purchase Agreement and
Section 5 hereof, shall have been satisfied or waived, or deemed to have been satisfied or waived in accordance herewith and therewith.

     "Consents" shall mean, collectively, the Consents (Indebtedness), the
      --------
Consents (Lessee) and the Consents (Owner Trustee).

     "Consents (Indebtedness)" shall mean the consents of holders of the
      -----------------------
Indebtedness (or an agent or trustee acting for such holders) to the Equity Interest Transfers, each substantially in the form attached as Exhibit D to the related Purchase Agreement.

     "Consents (Lessee)" shall mean the consents of the Lessees to the Equity
      -----------------
Interest Transfers, each substantially in the form attached as Exhibit B to the related Purchase Agreement.

     "Consents (Owner Trustee)" shall mean the consents of the Owner Trustees to
      ------------------------
the Equity Interest Transfers, each substantially in the form attached as Exhibit C to the related Purchase Agreement.

     "Echelon" shall mean Echelon International Corporation, a Florida
      -------
corporation.

     "Equity Interest" shall mean 100% of the beneficial interest in a Trust
      ---------------
Estate, all of Seller's right, title and interest in, to and under the related Transaction Documents (including, without limitation, the related Trust Agreement) arising from and after the Closing Date and any other property constituting the related Trust Estate.

     "Equity Interest Transfer" shall mean a transfer, sale and assignment from
      ------------------------
Seller to Purchaser of an Equity Interest as contemplated by, and subject to the terms and conditions of, this Agreement and the relevant Purchase Agreement and Assignment.

                                                             [Omnibus Agreement]

     "Escrow Agreement" shall mean that certain Escrow Agreement, dated the date
      ----------------
hereof, among the Purchaser, the Seller and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, as Escrow Agent, substantially in the form attached hereto as Exhibit B.

     "Escrowed Items" shall have the meaning set forth in Section 4(c) hereof.
      --------------

     "Event of Default" shall mean an "Event of Default", "Termination Event",
      ----------------
"Acceleration Event" or any similar occurrence (whether by a Lessee, an Owner Trustee or any other party) under any Transaction Document.

     "Final Closing Date" shall mean April 27, 2000.
      ------------------

     "Forward Merger" shall have the meaning set forth in Section 5(b)(iii)
      --------------
hereof.

     "Governmental Authority" shall mean any nation or government (including any
      ----------------------
state or other political subdivision of either thereof) and any entity exercising executive, legislative, judicial, regulatory or administrative function of or pertaining to government.

     "Indebtedness" shall mean the indebtedness secured by the Security
      ------------
Documents.

     "Leases" shall mean the documents identified on Schedule 5 hereto.
      ------

     "Lender" shall mean any Person for whose benefit a Security Trustee has
      ------
entered into a Security Document or any other holder of Indebtedness.

     "Lessees" shall mean the lessees named on Schedule 5 hereto.
      -------

     "Lessors" shall mean the lessors named on Schedule 5 hereto.
      -------

     "Leveraged Lease Portfolio" shall mean the leveraged and operating leases
      -------------------------
of personal property listed on Schedule 11 hereto.

     "Lien" shall mean any mortgage, pledge, security interest, charge, lien or
      ----
other encumbrance.

     "Material Adverse Effect" shall mean a material adverse effect upon the
      -----------------------
ownership, lease, use, operation, maintenance, value or management of any Equity Interest and the property or assets underlying any Equity Interest, or any other property included in the Leveraged Lease Portfolio, or the consummation of the transactions contemplated by, or performance by Seller of its obligations under, this Agreement and the other Seller Documents.

                                                             [Omnibus Agreement]

     "Merger" shall have the meaning set forth in Section 5(a)(iii) hereof.
      ------

     "Merger Agreement" shall have the meaning set forth in Section 5(a)(iii)
      ----------------
hereof.

     "Owner Trustees" shall mean the owner trustees named on Schedule 2 hereto.
      --------------

     "Participation Agreements" shall mean the documents listed on Schedule 6
      ------------------------
hereto.

     "Person" shall mean any individual, corporation, partnership, joint
      ------
venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or any Governmental Authority or other entity.

     "Purchase Agreement" shall mean a purchase agreement with respect to an
      ------------------
Equity Interest Transfer, substantially in the form of Exhibit A attached hereto.

     "Relevant Documents" shall mean this Agreement, each Purchase Agreement,
      ------------------
each other Seller Document and each other document or agreement executed in connection with the transactions contemplated hereby or thereby.

     "Reserved Rights" shall have the meaning set forth in Section 2 hereof.
      ---------------

     "Securities Act" shall mean the Securities Act of 1933, as amended, and the
      --------------
rules and regulations promulgated thereunder.

     "Security Documents" shall mean the documents listed on Schedule 2 hereto.
      ------------------

     "Security Trustee" shall mean any Person identified as agent, indenture
      ----------------
trustee, mortgagee or security trustee on Schedule 7 hereto.

     "Seller Documents" shall have the meaning set forth in Section 5(a)(iii)
      ----------------
hereof.

     "Seller's Lender" shall mean Utrecht-America Finance Co., an affiliate of
      ---------------
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch ("Rabobank") and any other lender from time to time a party to the Credit Agreement of even date herewith among Seller, Seller's Lender and Rabobank, as agent.

     "Transaction Documents" shall mean, collectively, the documentation
      ---------------------
identified as such on Schedule 9 hereto.

     "Transfer Documents" shall mean, collectively, this Agreement, the Purchase
      ------------------
Agreements, the Assignments, any Amendments and the Consents.

                                                             [Omnibus Agreement]

     "Trust Agreements" shall mean the documents listed on Schedule 2 hereto.
      ----------------

     "Trust Estate" shall mean a trust estate created pursuant to a Trust
      ------------
Agreement.

     SECTION 2.     Sale of Equity Interests.  Subject to the terms and
                    ------------------------
conditions set forth herein and in the related Purchase Agreement (including, without limitation, satisfaction of the conditions precedent set forth herein and in the related Purchase Agreement in accordance herewith and therewith, and payment of the applicable Acquisition Price), on each Closing Date, Seller hereby agrees to sell, convey, assign, transfer and set over unto Purchaser, as of the relevant Closing Date, each Equity Interest other than the related Reserved Rights (as defined below). For purposes hereof, "Reserved Rights" shall mean any and all rights and interests of Seller in respect of the following: (i) Seller's right to tax and other indemnification under any Transaction Document as a result of or arising out of events occurring or circumstances existing prior to the relevant Closing Date (or claim asserted against Seller with respect to a matter subsequent to the Closing Date if Seller would otherwise be entitled to indemnification for such claim), (ii) each and every obligation of the applicable Lessee to provide liability insurance on behalf of or in favor of Seller as an additional insured under any Transaction Document with respect to events occurring or circumstances existing prior to the relevant Closing Date, (iii) any interest payable by the applicable Lessee on any amount referred to in clauses (i) and (ii) above and (iv) the right to enforce payment of the amounts referred to in clauses (i) through (iii) above. Seller hereby agrees to execute and deliver to Purchaser, and to perform all of its obligations under, all of the Purchase Agreements.

     SECTION 3.     Purchase of Equity Interest.  Subject to the terms and
                    ---------------------------
conditions set forth herein and in the related Purchase Agreement (including, without limitation, satisfaction of the conditions precedent set forth herein and in the related Purchase Agreement in accordance herewith and therewith), on each Closing Date, Purchaser hereby agrees to purchase and accept from Seller, as of the relevant Closing Date, each Equity Interest exclusive of the Reserved Rights and to pay the applicable Acquisition Price therefor.

     SECTION 4.     Closing.  (a) Subject to the following Sections 4(b), 4(c)
                    -------
and 4(d), the closing and effectiveness (a "Closing") of a sale and purchase and the assignment and assumption of an Equity Interest contemplated hereby shall take place (i) upon the execution by Seller and delivery of each of the related Assignment and Amendments (if any) as so executed by Seller in accordance with
Section 8(a) of this Agreement and Section 3 of the Escrow Agreement, (ii) subject to the limitations of the following Section 4(b), upon satisfaction (or waiver) of the conditions precedent set forth herein and in the applicable Purchase Agreement, (iii) on a Closing Date and (iv) at the offices of Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Suite 2600, Chicago, Illinois 60601 or at such other location as shall be mutually agreed upon by the parties hereto.

                                                             [Omnibus Agreement]

     (b) Except as specifically provided in clause (c) below, notwithstanding anything else to the contrary contained herein or in any other Relevant Document, including, without limitation, (i) any breach, failure to perform or other default by any party hereunder, under any Purchase Agreement or under any other Relevant Document (including, without limitation, the Seller), (ii) the failure of any condition (other than the filing of the Articles of Merger (as defined in the Merger Agreement)) or condition subsequent (other than the condition subsequent set forth in Section 5(c) of this agreement) specified herein, in any Purchase Agreement or in any other Relevant Document to be satisfied, (iii) the failure of any representation or warranty to be true and accurate, (iv) the failure of any party to this Agreement, any Purchase Agreement or any other Relevant Document to comply with any requirement set forth herein, in such Purchase Agreement or in any other such Relevant Document or (v) any other matter, occurrence or event of any nature whatsoever, whether or not similar to the foregoing, the Purchaser shall be absolutely and unconditionally obligated to purchase additional Equity Interests from the Seller on the Final Closing Date such that the aggregate amount of proceeds received by the Seller in its account specified on Schedule I hereto with respect to Equity Interests sold pursuant hereto (inclusive of such Equity Interests being purchased on the Final Closing Date pursuant to this clause (b)) shall equal at least $130,258,531.

     (c) Simultaneously with the consummation of the Merger, Purchaser and Seller shall deliver to the Escrow Agent under the Escrow Agreement, two duly executed originals of a Purchase Agreement and related Assignment with respect to each Equity Interest covered by this Agreement for release to Purchaser in accordance with the Escrow Agreement (the "Escrowed Items"). Notwithstanding such deliveries, it is expressly understood and agreed that the Escrowed Items shall be ineffective until released to Purchaser in accordance with Section 3 of the Escrow Agreement, and the same shall be dated and effective as and from the date of release. The sole exception to the obligations of the Purchaser pursuant to clause (b) above shall be the release of the Escrowed Items (or, in the case any Escrowed Items have been replaced with replacement Escrowed Items pursuant to paragraph 4 of the Escrow Agreement, such replacement Escrowed Items) pursuant to the terms of the Escrow Agreement.

     (d) Seller shall use its best commercial efforts to assist Purchaser, and will exercise such rights and remedies as it may have under the Merger Agreement to cause Echelon reasonably to assist Purchaser, both before and after the Merger, to obtain the Consents and Amendments, if any, from each of the parties thereto, and will execute and deliver to Purchaser and/or the other parties thereto all such Consents, as well as any notices, certificates and other documents that may be required under the terms of the Transaction Documents in order to consummate the transactions contemplated hereby in accordance therewith.

     (e) The Purchaser hereby agrees (which agreement shall be binding on its successors and assigns), for the express benefit of the Seller's Lender as third party beneficiary of this clause (e), that it will not institute against or join any other Person in instituting against, the Seller any bankruptcy, reorganization, arrangement, insolvency or similar proceeding, or other proceeding

                                                             [Omnibus Agreement]

under any federal or state bankruptcy or similar law, from the date hereof until the date which is one year and one day after the later of (i) the date on which the Purchaser performs its obligation pursuant to clause (b) above, and (ii) the Final Closing Date. The provisions of this clause (e) shall survive the termination of this Agreement.

     (f) For the avoidance of doubt, Seller hereby agrees that each Equity Interest acquired by Purchaser shall include any insurance proceeds relating to the corresponding Trust Estate (or any part thereof) which are paid or become payable on or after the date of this Agreement, or arise out of or otherwise relate to any event occurring or circumstance existing on or after the date of this Agreement.

     SECTION 5.     Conditions.  (a) Purchaser's Conditions to Closing. Subject
                    ----------       ----------------------------------
to the limitations of Section 4(b) hereof, the obligation of Purchaser to acquire an Equity Interest and to pay the related Acquisition Price on any Closing Date prior to the Final Closing Date is subject to the reasonable satisfaction of, or the waiver by, Purchaser (which waiver shall be in writing and signed by Purchaser) of the following conditions precedent, it being understood, however, that such conditions (other than consummation of the Merger as described in and in accordance with the terms of Section 5(a)(iii) below) shall be, and hereby are, waived as of the Final Closing Date:

               (i) On or before each Closing Date, Purchaser shall have received, in each case duly authorized, executed and delivered by Seller, each Transfer Document relating to the Equity Interest being transferred on such Closing Date.

               (ii) Subject to the limitations of Section 3.4 thereof, all of the conditions precedent to Purchaser's obligations set forth in the Purchase Agreement relating to the Equity Interest to be transferred on such Closing Date shall have been satisfied or waived by Purchaser on or prior to such Closing Date.

               (iii) On or before the initial Closing Date, Purchaser shall have received evidence of (A) the merger of Seller with and into Echelon (the "Merger") in accordance with that certain Agreement and Plan of Merger of even date herewith between Seller and Echelon (the "Merger Agreement") (and none of the terms and conditions of the Merger Agreement, insofar as they relate to any Aircraft, Lease, Lessee, Transaction Document or Transfer Document shall have been waived or modified by any party to the Merger Agreement without the prior written consent of Purchaser) and (B) the authorization by all necessary action on behalf of Seller of the execution, delivery and performance of this Agreement and each other document required to be executed by the Seller in accordance with the provisions hereof and of the Purchase Agreements, including, without limitation, the Transfer Documents to which Seller is a party (collectively, the "Seller Documents").

                                                             [Omnibus Agreement]

               (iv) The representations and warranties of Seller contained herein and in all of the Purchase Agreements shall be true and correct in all material respects as of such Closing Date with the same force and effect as though made on and as of such Closing Date, except to the extent that any such representation or warranty relates solely to an earlier date in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

          (b) Seller's Conditions to Closing.  The obligation of Seller to sell,
              ------------------------------
convey, assign, transfer and set over an Equity Interest to Purchaser on a Closing Date prior to the Final Closing Date is subject to the reasonable satisfaction of, or the waiver by, Seller of the following conditions precedent:

               (i) All of the conditions precedent to Seller's obligations set forth in the Purchase Agreement relating to the Equity Interest to be transferred on such Closing Date shall have been satisfied or waived by Seller on or prior to such Closing Date.

               (ii) Purchaser shall not be in default of any of its obligations hereunder or under any of the Purchase Agreements.

               (ii) On or before the initial Closing Date, Seller shall have effected the Merger, and on or before the Closing Date with respect to any Equity Interest Transfer other than the Equity Interest Transfers described in Section 8(d) of this Agreement, Seller shall have effected the Merger of Echelon with and into EIN Corp., a Delaware corporation, in accordance with
     Section 4.19 of the Merger Agreement (the "Forward Merger").

          (c) Condition Subsequent.  The execution, delivery and performance by
              --------------------
Seller of all of the Purchase Agreements in accordance with the Escrow Agreement, is a condition subsequent to Purchaser's obligations hereunder and under the Purchase Agreements, it being understood, however, that Seller's Lender shall have the right, at any time, to instruct the Escrow Agent under the Escrow Agreement, on behalf of Seller, subject to the terms and conditions of the Escrow Agreement, to complete and to deliver to Purchaser each and any of the Escrowed Items in accordance with the Escrow Agreement pursuant to its rights under that certain Security Agreement of even date herewith between Seller and Seller's Lender granting to Seller's Lender a purchase money security interest in and to all of Seller's rights and interests herein and hereunder and Seller hereby covenants that such security interest insofar as relates to any Equity Interest shall be released on and as of the Closing Date with respect thereto.

          (d) Conditions Precedent to Execution and Delivery of Agreement by
              --------------------------------------------------------------
Purchaser.  (i) Additional Insurance.  It is a condition precedent to
---------       --------------------
Purchaser's execution and delivery of this Agreement that Purchaser shall have received evidence reasonably satisfactory to it that Seller has obtained or caused to be obtained, at Purchaser's expense except as otherwise

                                                             [Omnibus Agreement]

provided in the Merger Agreement, additional insurance with respect to the Aircraft in the amounts specified on Schedule 10 and that the proceeds of such insurance are payable to Purchaser.

          (ii) Legal Opinion.  It is a condition precedent to Purchaser's
               --------------
execution and delivery of this Agreement that Purchaser shall have received a legal opinion from Thelen Reid & Priest, addressing such matters and otherwise in form and scope reasonably requested by and satisfactory to Purchaser.

     SECTION 6.     Representations and Warranties of Seller.  Seller hereby
                    ----------------------------------------
represents and warrants to Purchaser, as of the date hereof and as of each Closing Date as follows:

          (a) Organization, Corporate Authority, Etc.  Seller is a corporation
              ---------------------------------------
duly incorporated, validly existing and in good standing under the laws of the state of Florida. Seller has all requisite power and authority to enter into and perform its obligations under the Seller Documents.

          (b) Authorization, Etc.  This Agreement has been, and each of the
              ------------------
other Seller Documents will have been, on or prior to the applicable Closing Date, duly authorized, executed and delivered by Seller. This Agreement does, and each of the other Seller Documents when executed and delivered will constitute the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, except as enforcement of the terms hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, moratorium or similar laws affecting enforcement of creditors' rights generally, and by general principles of equity.

          (c) No Violation.  None of the execution, delivery or performance by
              ------------
Seller of this Agreement or any of the other Seller Documents, or the consummation by Seller of the transactions contemplated hereby and thereby, will contravene any Applicable Law binding on Seller or any of its property, or any provision of the certificate of incorporation or by-laws of Seller, or, subject to the terms and conditions of each Purchase Agreement, including, without limitation, Purchaser's obtaining the Consents, will result in a breach of, or constitute a default under, or contravene any provision of, any mortgage, deed of trust, indenture or other agreement (including, without limitation, the Transaction Documents) or instrument to which Seller is a party or by which Seller or all or any of its property or assets is bound except, in each case, to the extent the same would not have a Material Adverse Effect.

          (d) No Consents and Approvals.  None of the execution, delivery or
              -------------------------
performance by Seller of this Agreement or any of the other Seller Documents, or the consummation by Seller of the transactions contemplated hereby and thereby, requires the consent or approval of, the giving of notice to, the registration, recording or filing of any documents with, or the taking of any other action in respect of, any United States federal or state

                                                             [Omnibus Agreement]

 Governmental Authority or the terms and provisions of any Transaction Documents, except (i) as contemplated by the related Purchase Agreement, Consents, Assignments or Amendments (if any), (ii) such as have been obtained, effected, waived or paid on or prior to the relevant Closing Date, or (iii) those with respect to which the failure to obtain would not have a Material Adverse Effect.

          (e) Seller's Liens.  Seller is the sole legal and beneficial owner of
              --------------
the Equity Interests. Other than the Lien of Seller's Lender on Seller's rights under this Agreement and any of the Transfer Documents, which Lien shall be discharged and released with respect to any Equity Interest as of the Closing Date with respect thereto, there are no Liens on any Equity Interest, except inchoate or similar Liens as may arise by operation of law upon or with respect thereto, in the ordinary course of business, and/or which would not have a Material Adverse Effect, and on the relevant Closing Date Seller will transfer to Purchaser good and marketable title to each Equity Interest, free and clear of all Liens, except as provided in this sentence. Seller has not assigned, and before the relevant Closing Date shall not have assigned, any of its right, title and interest in any Equity Interest to any Person, and on the relevant Closing Date, Seller will transfer to Purchaser all of its right, title and interest in and to each Equity Interest. Except as provided in the second sentence, of this Section 6(e), there are no Liens on any of the Aircraft or the Leases, other than Seller's interest in the Equity Interests and other than Liens created pursuant to, or permitted by, the Transaction Documents. Seller has not previously sold, assigned, encumbered, transferred or conveyed, and except as expressly contemplated hereby or by any of the Transaction Documents, has no obligation to sell, assign, encumber, transfer or convey any of its right, title or interest in, to and under any Equity Interest.

          (f) No Litigation.  Except as described in Schedule 8 hereto, there
              -------------
are no pending or, to the best of Seller's knowledge, threatened investigations, suits or proceedings against Seller or affecting Seller or its properties or involving any of the Aircraft, the Equity Interests or any Transaction Document, that, if determined adversely, would have a Material Adverse Effect.

          (g) No Violation of Law.  Seller is not in breach of any Applicable
              -------------------
Law that would have a Material Adverse Effect.

          (h) Securities Act.  Other than pursuant to this Agreement and the
              --------------
other Transfer Documents, neither Seller nor anyone authorized to act on Seller's behalf has directly or indirectly offered any security (as defined in Section 2(1) of the Securities Act), relating to an interest in any Equity Interest for sale to, or solicited any offer to acquire any such security from, or has sold any such security to, any Person in violation of the Securities Act, and neither Seller nor anyone authorized to act on Seller's behalf will directly or indirectly make any such offer, solicitation or sale in violation of the Securities Act. Without limiting the generality of Section 6(c), the transfer of the Equity Interests to Purchaser as contemplated herein will not violate any provision of the Securities Act.

                                                             [Omnibus Agreement]

          (i) No Assignment or Sublease.  Seller has not consented (or directed
              -------------------------
or otherwise caused any Lessor to consent) to any assignment by any Lessee of its rights under the relevant Lease or to any sublease or transfer of possession of any of the Aircraft, and, to the best of Seller's knowledge, no such assignment, sublease or transfer of possession has occurred, other than as permitted or contemplated by the Transaction Documents.

          (j) Transaction Documents.  Seller has provided Purchaser with true
              ---------------------
and complete copies of the Transaction Documents. On or prior to the Closing Date of an Equity Interest Transfer, Seller shall deliver (or cause to be delivered) to Purchaser the signed original counterparts of the Transaction Documents relating to the Equity Interest to be transferred on such Closing Date. Each of the Transaction Documents is and on the applicable Closing Date will be in full force and effect and shall not have been amended, modified or supplemented (except or as such document may be amended by or pursuant to any Amendment). There are no documents, agreements or instruments, other than the Transaction Documents, relating to the Equity Interests, the Trust Estates (or any part thereof), the subject matter hereof or of any of the Transaction Documents by which Purchaser will be bound after the applicable Closing Date or which would affect the Equity Interests or the Trust Estates (or any part thereof). To the best of Seller's knowledge, no Lessee has exercised any option to terminate the related Lease.

          (k) Performance of Transaction Documents.  Seller has performed, and
              ------------------------------------
is not in default with respect to, any obligation to be performed by it, or in violation of any covenant to be observed by it, pursuant to any of the Transaction Documents. To the best of Seller's knowledge, there are no set-offs, defenses or counterclaims against any amounts owed to Seller or any Lessor under any of the Transaction Documents.

          (l) Indebtedness.  The Indebtedness is as described on Schedule 4 to
              ------------
this Agreement.

          (m) No Default.  To the best of Seller's knowledge, there is no Event
              ----------
of Default or any event, condition or circumstance that, with the passage of time or the giving of notice or both, would constitute an Event of Default under any Transaction Document.

     SECTION 7.     Representations and Warranties of Purchaser.  Purchaser
                    -------------------------------------------
hereby represents and warrants to Seller, as of the date hereof and as of each Closing Date, as follows:

          (a) Organization, Authority, Etc.  Purchaser is a corporation duly
              ----------------------------
incorporated, validly existing and in good standing under the laws of the state of Delaware. Purchaser has all requisite power and authority to enter into and perform its obligations under this Agreement and each of the Transfer Documents to which Purchaser is or may become a party.

                                                             [Omnibus Agreement]

          (b) Authorization, Etc.  This Agreement has been duly authorized,
              ------------------
executed and delivered by Purchaser. This Agreement does, and each of the other Transfer Documents, when executed and delivered by Purchaser will, constitute the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as enforcement of the terms hereof may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, moratorium or similar laws affecting enforcement of creditors' rights generally, and by general principles of equity.

          (c) No Violation.  None of the execution, delivery or performance by
              ------------
Purchaser of this Agreement or any of the Transfer Documents to which Purchaser is or may become a party, or the consummation by Purchaser of the transactions contemplated hereby and thereby, will contravene any Applicable Law binding on Purchaser or any of its property, or any provision of the certificate of incorporation or by-laws of Purchaser, or will result in a breach of, or constitute a default under, or contravene any provision of, any mortgage, deed of trust, indenture or other agreement or instrument to which Purchaser is a party or by which Purchaser or all or any of its property or assets is bound.

          (d) No Litigation.  There are no pending or, to the best of
              -------------
Purchaser's knowledge, threatened investigations, suits or proceedings against Purchaser or affecting Purchaser or its properties, that, if determined adversely, would adversely affect the consummation of the transactions contemplated by, or the performance by Purchaser of its obligations under, this Agreement and the other Transfer Documents to which Purchaser is or may become a party.

          (e) No Consents and Approvals.  None of the execution, delivery or
              -------------------------
performance by Purchaser of this Agreement and the other Transfer Documents to which Purchaser is or may become a party, or the consummation by Purchaser of the transactions contemplated hereby or thereby, requires the consent or approval of, the giving of notice to, the registration, recording or filing of any documents with, or the taking of any other action in respect of, any United States federal or state Governmental Authority, except (i) as contemplated by the related Purchase Agreement, Consents, Assignments or Amendments (if any),
(ii) such as have been obtained, effected, waived or paid on or prior to the relevant Closing Date, or (iii) those with respect to which the failure to obtain would not have a Material Adverse Effect.

     SECTION 8.     Consummation of Transactions; Termination.  (a)  All of the
                    -----------------------------------------
Equity Interest Transfers, unless otherwise agreed in writing by Seller and Purchaser, shall be consummated not earlier than one Business Day following the Effective Date (as defined in the Merger Agreement), and on or before April 27, 2000.

     (b) This Agreement may be terminated, and the transactions contemplated by this Agreement abandoned, by either Seller or Purchaser at any time upon notice to the other, if the Merger Agreement shall have been terminated and be of no further force and effect by mutual

                                                             [Omnibus Agreement]

consent of the parties thereto, or upon the entry of any nonappealable judgment or order enjoining or otherwise prohibiting the consummation of the transactions contemplated by the Merger Agreement or following any unilateral termination thereof by either party thereto in accordance with the terms and conditions thereof.

     (c) At least one business day prior to the Effective Date of the Merger (as notified to Purchaser by Seller in writing), Purchaser shall deliver to Seller originals, duly executed by Purchaser as applicable, of the following:
(i) a legal opinion addressed to Seller's Lender addressing the representations of the Purchaser contained in Sections 7(a), (b) and (c) of this Agreement; and
(ii) a Notification and Confirmation, substantially in the form attached hereto as Exhibit C, acknowledging, for the benefit of the Agent (as defined in such Notification and Confirmation), the assignment and pledge of the rights, if any, of Seller and its successors in and to this Agreement.

     (d) Each of Seller and Purchaser agrees to use its respective best efforts to consummate the Equity Interest Transfers of the Equity Interests in the Trust Estates relating to the Aircraft bearing FAA registration numbers N14062, N79745 and N90070 as soon as possible following the effective time of the Merger, but in no event prior to the first Business Day following the Effective Date. The preceding sentence may not be amended, modified or supplemented, and the obligations of Seller and Purchaser thereunder may not be waived by either Seller or Purchaser at any time prior to the consummation of such Equity Interest Transfers, in each case, without the prior written consent of Echelon, it is expressly understood and agreed that Echelon shall be a third party beneficiary of this paragraph 8(d).


     SECTION 9.     Further Assurances.  Each of the parties hereto agrees to
                    ------------------
execute, acknowledge, deliver, file, record and publish such further certificates, amendments of certificates, instruments or documents, and to take all such further acts and do all such further things, as may be required by law, or as may reasonably be necessary or advisable or requested by the other party to carry out the intent and purposes of, and the transactions contemplated by, this Agreement and the Purchase Agreements.

                                                             [Omnibus Agreement]



     SECTION 10.    Miscellaneous.
                    -------------

          (a) Transaction Costs.  Regardless of whether the transactions
              -----------------
contemplated hereby are consummated, (A) Purchaser agrees to pay (i) all costs, expenses and fees (collectively, "Costs") incurred by it (including, without
                                  -----
limitation, fees and disbursements of counsel and/or special counsel to Purchaser) in connection with the transactions contemplated hereby, (ii) any and all Costs incurred by each Lessee, Security Trustee and Owner Trustee and Lender in connection with the transactions contemplated hereby and (iii) the fees and expenses of Special FAA counsel, if any, for services rendered in connection with the transactions contemplated hereby, and (B) Seller agrees to pay all Costs incurred by it in connection with the transactions contemplated hereby (including, without limitation, fees and disbursements of counsel and/or special counsel to Seller).

          (b) Brokers, Finders, Etc.  Each party to this Agreement represents to
              ---------------------
the other that it has dealt with no broker or finder, in connection with the transactions contemplated hereby, and no broker or Person acting on such a party's behalf is entitled to any brokerage fee, financial advisory fee, commission or finder's fee in connection with such transaction. Each of Seller and Purchaser agrees to indemnify and hold harmless the other for, from and against any and all loss, liability, damage, cost, claim or expense (including, without limitation, attorneys' fees) incurred by reason of any commission, brokerage fee, financial advisory fee or finder's fee alleged to be payable because of any act, omission or statement of the indemnifying party.

          (c) Announcements.  Purchaser and Seller shall consult with each other
              -------------
regarding press releases or other public announcements related to this Agreement and the transactions contemplated hereby, but nothing herein shall limit compliance with, nor shall Seller be in breach of this Section 10(c) as the result of Seller's compliance with, the disclosure or reporting requirements of any Applicable Law or Transaction Documents in connection with this Agreement or the Merger Agreement of any of the transactions contemplated hereby or thereby.

          (d) Counterparts.  This Agreement may be executed by the parties
              ------------
hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

          (e) Amendments, Etc.; Entire Agreement.  Except as otherwise
              ----------------------------------
specifically provided herein, this Agreement and the other Transfer Documents contain the entire agreement of the parties with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings between the parties, whether written or oral. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument which purports to terminate, amend, supplement, waive or modify this Agreement, or any of the terms hereof, signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought. The schedules, exhibits and appendices attached to this Agreement constitute a part of this

                                                             [Omnibus Agreement]

Agreement and are incorporated herein by reference as if set forth in full in the main body of this Agreement.

          (f) Successors and Assigns.  This Agreement shall be binding upon and
              ----------------------
inure to the benefit of the parties hereto and their successors and permitted assigns. Seller may not assign its rights hereunder except (i) to Seller's Lender and (ii) in connection with the Merger, the Forward Merger or the other transactions contemplated by the Merger Agreement, without the prior written consent of Purchaser (and any such attempted assignment by Seller without such consent shall be void). Purchaser may assign any or all of its rights hereunder to any Person (and any such assignee or designee may be specified as the "Purchaser" and "Assignee" under the related Purchase Agreement and Assignment, respectively) without the prior consent of Seller, but no such assignment by Purchaser shall relieve Purchaser of any of its obligations hereunder or under any Purchase Agreement with respect to the payment of any Acquisition Price or any of its other obligations hereunder or thereunder, unless otherwise expressly agreed by Seller and Seller's Lender.

          (g) Governing Law; Submission to Jurisdiction.  (i) THIS AGREEMENT,
              -----------------------------------------
INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE IN SUCH STATE, WITHOUT GIVING EFFECT TO PRINCIPLES RELATING TO CONFLICTS OF LAW.

               (ii) EACH OF SELLER AND PURCHASER IRREVOCABLY AGREES THAT ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING SOLELY TO THIS AGREEMENT, ANY PURCHASE AGREEMENT OR ANY ASSIGNMENT (OR ANY DOCUMENT REFERRED TO HEREIN OR THEREIN) OR THE TRANSACTION CONTEMPLATED HEREBY OR THEREBY OR THE SUBJECT MATTER HEREOF OR THEREOF, SHALL BE INSTITUTED IN THE STATE OR FEDERAL COURTS IN THE COUNTY OF COOK, STATE OF ILLINOIS, AND IT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR THE JURISDICTION OR THE CONVENIENCE OF THE FORUM OF ANY SUCH LEGAL SUIT, ACTION OR PROCEEDING AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT BUT ONLY IN ANY SUCH SUIT, ACTION OR PROCEEDING. EACH OF SELLER AND PURCHASER FURTHER IRREVOCABLY AGREES TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS BUT ONLY IN ANY SUIT, ACTION OR PROCEEDING OF THE NATURE REFERRED TO ABOVE BY THE MAILING OF THE COPIES THEREOF BY CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO IT AT ITS ADDRESS SPECIFIED

                                                             [Omnibus Agreement]

     IN SECTION 10(I) HEREOF (AS THE SAME MAY BE CHANGED FROM TIME TO TIME PURSUANT TO SECTION 10(I) HEREOF), SUCH SERVICE TO BE EFFECTIVE UPON THE DATE OF RECEIPT INDICATED ON THE POSTAL RECEIPT RETURNED FROM IT.

               (iii) Final judgment against Seller or Purchaser in any suit shall be conclusive, and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness or liability of Seller or Purchaser, as the case may be, therein described.

          (h) WAIVER OF JURY TRIAL.  BY ITS SIGNATURE BELOW WRITTEN, EACH PARTY
              --------------------
HERETO HEREBY IRREVOCABLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY PURCHASE AGREEMENT OR ANY ASSIGNMENT OR RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT, OR ANY ASSIGNMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          (i) Notices, Etc.  All notices, offers, acceptances, approvals,
              ------------
waivers, requests, demands and other communications hereunder or under any instrument, certificate or other instrument delivered in connection with the transactions described herein shall be in writing, shall be addressed as provided below and shall be considered as properly given (a) if delivered in person, (b) if sent by reputable overnight delivery service, (c) in the event overnight delivery services are not readily available, if mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, or (d) if sent by telecopier or other

                                                             [Omnibus Agreement]

electronic data transmission facility and confirmed in writing by any other manner described above. Notice so mailed shall be effective upon the earlier of actual receipt or the expiration of five (5) days after its deposit. Notice given in any other manner shall be effective upon receipt by the addressee; provided, however, that if any notice is tendered to an addressee and the
--------  -------
delivery thereof is refused by such addressee, such notice shall be effective upon such tender. For the purposes of notice, the address of the parties shall be as set forth below; provided, that either party shall have the right to change its address for notice hereunder to any other location by the giving of prior notice to the other party in the manner set forth hereinabove. The initial addresses of the parties hereto are as follows:

        Purchaser:

        Heller Financial, Inc.
        500 West Monroe Street
        Chicago, Illinois  60661
        Attention:      Managing Director -- Aircraft Finance Division
        Telephone:      (312) 441-7542
        Telecopier:     (312) 441-7378

        with a copy to:

        Vedder, Price, Kaufman & Kammholz
        222 North LaSalle Street
        Chicago, Illinois  60601
        Attention:      Dean N. Gerber, Esq.
        Telephone:      (312) 609-7500
        Telecopier:     (312) 609-5005

        Seller:

        EIN Acquisition Corp.
        950 Third Avenue
        New York, New York  10022
        Attention:      James Haber
        Telephone:      (212) 688-2700
        Telecopier:     (212) 688-7908

                                                             [Omnibus Agreement]

        with a copy to:

        Brown Raysman Millstein Felder & Steiner LLP
        120 West 45th Street
        New York, New York  10036
        Attention:      Robert M. Unger, Esq.
        Telephone:      (212) 944-1515
        Telecopier:     (212) 840-2429

        and, in the case of any notice or other communication prior to the Merger, with a copy to:

        Echelon International Corporation
        450 Carillon Parkway
        Suite 200
        St. Petersburg, Florida  33716
        Telephone:      (727) 803-8262
        Telecopier:     (727) 803-8201
        Attention:      Susan Glatthorn Johnson, Esq.

        and, in the case of any notice or other communication prior to the Merger, with a further copy to:

        White & Case LLP
        1155 Avenue of the Americas
        New York, New York  10036
        Attention:      William F. Wynne, Jr., Esq.
        Telephone:      (212) 819-8316
        Telecopier:     (212) 354-8113

        (j) Severability of Provisions.  Any provision of this Agreement which
            --------------------------
is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

        (k) Headings, Etc.  The headings and the table of contents used herein
            -------------
are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

        (l) Further Assurances; Confidentiality.  (i) Seller and Purchaser
            -----------------------------------
shall do and perform such further acts and execute and deliver such further instruments as may be required by applicable law or reasonably requested by either party to carry out and effectuate the purposes of this Agreement, the Purchase Agreements and the Assignments.

                                                             [Omnibus Agreement]

          (ii) Purchaser and Seller agree that the terms and conditions of this Agreement, the Purchase Agreements, and any and all information of any kind obtained pursuant to this Agreement that shall not then be or have become generally available shall be kept and maintained in strictest confidence, and shall not be disclosed or disseminated to any other Person, except (A) as otherwise required by any Transaction Document, (B) to any Governmental Authority (provided, however, that Seller request confidential treatment with respect to the economic terms of the transaction contemplated by this Agreement, including, without limitation, the Acquisition Price), (C) in response to any subpoena or other legal process, (D) to any prospective successor or assign which has agreed with such party that, upon disclosure of such information, such prospective successor or assign shall be bound by the provisions of this Section 10(l)(ii), (E) as part of any filing to be made with any Governmental Authority (provided, however, that Seller request confidential treatment with respect to the economic terms of the transaction contemplated by this Agreement, including, without limitation, the Acquisition Price), (F) Seller's Lender, and (G) to attorneys, accountants and financial, insurance and other independent advisors of any such party.

          (m) Survival.  The representations, warranties, covenants and
              --------
indemnities of the parties contained in this Agreement, the Purchase Agreements and/or the Assignments shall survive execution and delivery hereof, of the Purchase Agreements and of the Assignments.

     SECTION 11.    Effective Time of Transfer.  Notwithstanding anything to the
                    --------------------------
contrary contained herein, an Assignment shall be effective and is intended to transfer Seller's interests (including, without limitation, any and all of Seller's rights and obligations under the Transaction Documents) only with respect to the Trust Estate described therein.

                                *      *      *

                                                             [Omnibus Agreement]


     IN WITNESS WHEREOF, the parties hereto have caused this Omnibus Agreement to be duly executed and delivered as of the date first above written.

                                        EIN ACQUISITION CORP.,
                                            Seller


                                        By:
                                        -----------------------
                                        Name:
                                        -----------------------
                                        Title:
                                        -----------------------



                                        HELLER FINANCIAL, INC.,
                                            Purchaser


                                        By:
                                        -----------------------
                                        Name:
                                        -----------------------
                                        Title:
                                        -----------------------

                                   EXHIBIT A
                                                             [Omnibus Agreement]


                           FORM OF PURCHASE AGREEMENT

================================================================================


                         PURCHASE AGREEMENT ([______])

                        Dated as of [____________], 2000

                                    Between

                       ECHELON INTERNATIONAL CORPORATION,
                                   as Seller,

                                      and

                            HELLER FINANCIAL, INC.,
                                  as Purchaser



================================================================================

                               TABLE OF CONTENTS

                                                                         Page

ARTICLE I
DEFINITIONS ............................................................... 1
     Section 1.1.  Defined Terms .......................................... 1

ARTICLE II
SALE AND PURCHASE; OTHER AGREEMENTS ....................................... 2
     Section 2.1.  Sale and Purchase ...................................... 2
     Section 2.2.  Acquisition Price; Payment ............................. 2
     Section 2.3.  Sales Taxes ............................................ 2

ARTICLE III
CLOSING; CONDITIONS TO CLOSING ............................................ 3
     Section 3.1.  Closing ................................................ 3
     Section 3.2.  Seller's Conditions to Closing ......................... 3
     Section 3.3.  Purchaser's Conditions to Closing ...................... 4
     Section 3.4.  Cooperation ............................................ 7

ARTICLE IV
REPRESENTATIONS AND WARRANTIES ............................................ 7
     Section 4.1.  Representations and Warranties of Seller ............... 7
     Section 4.2.  Representations and Warranties of Purchaser ............10

ARTICLE V
RESERVED RIGHTS ...........................................................11
     Section 5.1.  Reserved Rights ........................................11
     Section 5.2.  Indemnification ........................................12
     Section 5.3.  Reporting ..............................................13
     Section 5.4.  Mutual Cooperation .....................................13

ARTICLE VI
MISCELLANEOUS .............................................................13
     Section 6.1.  Transaction Costs ......................................13
     Section 6.2.  Brokers, Finders, Etc ..................................13
     Section 6.3.  Announcements ..........................................14
     Section 6.4.  Counterparts ...........................................14
     Section 6.5.  Amendments, Etc.; Entire Agreement .....................14
     Section 6.6.  Successors and Assigns .................................14
     Section 6.7.  Governing Law; Submission to Jurisdiction ..............14
     Section 6.8.  Waiver of Jury Trial ...................................15
     Section 6.9.  Notices, Etc ...........................................16

     Section 6.10.  Severability of Provisions ............................17
     Section 6.11.  Headings, Etc .........................................17
     Section 6.12.  Further Assurances; Confidentiality ...................17
     Section 6.13.  Survival ..............................................18

EXHIBIT A      Form of Assignment and Assumption Agreement
EXHIBIT B      Form of Consent (Lessee)
EXHIBIT C      Form of Consent (Owner Trustee)
EXHIBIT D      Form of Consent (Indebtedness)

SCHEDULE 1     Rent
SCHEDULE 2     Description of Indebtedness
SCHEDULE 3     Litigation

APPENDIX A     Definitions

                         PURCHASE AGREEMENT ([______])

     THIS PURCHASE AGREEMENT ([______]) dated as of [________], 2000 (this

"Agreement"), is by and between [ECHELON INTERNATIONAL CORPORATION, a Florida
----------
corporation] [EIN Corp., a Delaware corporation] (as successor-in-interest to EIN Acquisition Corp.) ("Seller"), and HELLER FINANCIAL, INC., a Delaware
                         ------
corporation ("Purchaser").
              ---------

                             W I T N E S S E T H :
                             -------------------

     WHEREAS, on [________] [________] (["Original Owner"/"Seller"]) entered
                                          --------------
into the Transaction (such term and other capitalized terms used herein shall have the meanings assigned to such terms, whether by reference to another document or otherwise, in Section 1.1 hereof);

     WHEREAS, [describe any subsequent assignment to Seller]; and

     WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, all of Seller's right, title and interest in and to the Equity Interest, all on the terms and conditions, and subject to the limitations and exclusions, set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

     Section 1.1.  Defined Terms.
                   -------------

          (a) For purposes of this Agreement, capitalized terms used herein shall, unless otherwise expressly provided for or defined herein, have the respective meanings set forth in Appendix A hereto or, to the extent not defined in Appendix A hereto, in the [Lease/Participation Agreement] (as such term is defined in Appendix A hereto).

          (b) Unless otherwise indicated, all references in this Agreement to sections, paragraphs, clauses, schedules, appendices and exhibits are to sections, paragraphs, clauses, schedules, appendices and exhibits in and to this Agreement.

                                                 [Purchase Agreement ([______])]
                                   ARTICLE II
                      SALE AND PURCHASE; OTHER AGREEMENTS

     Section 2.1.  Sale and Purchase.  Subject to the terms and conditions set
                   -----------------
forth herein and in the Omnibus Agreement (including, without limitation, satisfaction of the conditions precedent set forth herein and in the Omnibus Agreement), on the Closing Date, Seller hereby agrees to sell, convey, assign, transfer and set over unto Purchaser, and Purchaser agrees to purchase and accept from Seller, the Equity Interest exclusive, however, of the Reserved Rights.

     Section 2.2.  Acquisition Price; Payment.
                   --------------------------

          (a) Acquisition Price for Equity Interest.  The purchase price payable
              -------------------------------------
by Purchaser to Seller for the Equity Interest on the Closing Date (the

"Acquisition Price") shall be equal to the sum of (i) the amount set forth
------------------
opposite the description of the related Aircraft on Schedule 3 to the Omnibus Agreement, or [________] (the "Equity Amount"), plus (ii) any and all interest accrued under and paid or payable by Seller or its predecessor-in-interest pursuant to that certain Credit Agreement dated January __, 2000, between EIN Acquisition Corp. and Seller's Lender on that portion of the principal amount of the loans extended thereby equal to the Equity Amount, and any and all other sums then due and payable to Seller's Lender thereunder as certified by Seller's Lender, which certification shall be deemed correct absent manifest error. The Acquisition Price shall be payable by Purchaser in lawful dollar currency of the United States of America in the manner contemplated by, and to Seller's account specified in, paragraph (b) of this Section 2.2.

          (b) Payment Instructions.  Payment of the Acquisition Price on the
              --------------------
Closing Date shall be made to the account of Seller established with Seller's Lender set forth on Schedule 1 to the Omnibus Agreement, by wire transfer of immediately available funds, or in such other manner or to such other account as Seller may direct.

     Section 2.3.   Sales Taxes.  Purchaser shall be responsible for payment of
                    -----------
and shall pay any and all sales, use, excise, transfer, value added, gross receipts or any other similar taxes, fees or charges ("Sales Taxes") imposed by the United States federal or any state or local government or taxing authority upon or in respect of the sale, assignment or transfer of the Equity Interest as contemplated hereby. Subject to the scheduled locations of the equipment constituting the Trust Estate on the Closing Date, Seller agrees to cooperate with Purchaser concerning the time of closing of the transaction contemplated hereby on the Closing Date so as to minimize the imposition of any Sales Taxes that otherwise might be imposed upon or in respect of the sale, assignment or transfer of the Equity Interest as contemplated hereby.

                                                 [Purchase Agreement ([______])]

                                  ARTICLE III
                         CLOSING; CONDITIONS TO CLOSING

     Section 3.1.  Closing.  The closing in respect of the Equity Interest
                   -------
Transfer (the "Closing") shall take place at the offices of Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois (or at such other location as the parties hereto may agree) commencing at such time as Seller and Buyer may mutually agree on the Closing Date.

     Section 3.2.  Seller's Conditions to Closing.  The obligation of Seller to
                   ------------------------------
sell, convey, assign, transfer and set over the Equity Interest to Purchaser on the Closing Date as provided herein is subject to the satisfaction of (to the reasonable satisfaction of Seller) or the waiver by Seller of, the following conditions precedent:

          (a) Consents and Approvals of Governmental Authority and Others.  All
              -----------------------------------------------------------
approvals and consents of, or notices to, any Governmental Authority or any trustee or holder of any indebtedness or obligation of Seller, which are required in connection with the transactions contemplated by the Omnibus Agreement, this Agreement and the Assignment and Assumption Agreement, shall have been duly obtained, given, accomplished or waived.

          (b) Litigation.  No action, proceeding or investigation shall have
              ----------
been instituted or threatened by any Person before any Governmental Authority, nor shall any order, writ, judgment or decree have been issued or proposed to be issued by any Governmental Authority as of the Closing Date, which in any case questions the validity or legality of this Agreement, the Omnibus Agreement, the transactions contemplated hereby or by the Transaction Documents or the ability of either party hereto to consummate any of such transactions.

          (c) Assignment and Assumption Agreement; Consents. (i) Each of this
              ---------------------------------------------
Agreement and the Assignment and Assumption Agreement shall have been duly authorized, executed and delivered by Purchaser; and (ii) each of the Consents shall have been duly authorized, executed and delivered by each of the parties thereto.

          (d) Acquisition Price.  Seller shall have received the Acquisition
              -----------------
Price in the manner contemplated by, and to the account specified in, Section
2.2.

          (e) Change in Law. Since December 1, 1999, no change shall have
              -------------
occurred in Applicable Law or interpretations thereof by any Governmental Authority, any of which would make it illegal for Seller to fully perform its obligations under this Agreement, the Omnibus Agreement, the Assignment and Assumption Agreement, the Consents or any Transaction Document.

          (f) Insurance.  Seller shall have received evidence that it has been
              ---------
named as an additional insured under the liability insurance policies maintained pursuant to the Lease.

                                                 [Purchase Agreement ([______])]

          (g) Representations and Warranties.  The representations and
              ------------------------------
warranties (i) of Purchaser contained in this Agreement, [the Omnibus Agreement,] the Assignment and Assumption Agreement and the Consents shall be true and correct as of the Transfer Time with the same force and effect as though made on and as of the Transfer Time except to the extent that any such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

     Section 3.3.  Purchaser's Conditions to Closing.  The obligation of
                   ---------------------------------
Purchaser to acquire the Equity Interest and to pay the Acquisition Price on the Closing Date as provided herein is subject to the satisfaction of (to the reasonable satisfaction of Purchaser) or the waiver by Purchaser (which waiver, except pursuant to Section 3.4, shall be in writing and signed by Purchaser) of, the following conditions precedent, subject to the limitations of Section 3.4 below:

          (a) Consents and Approvals of Governmental Authority and Others.  All
              -----------------------------------------------------------
approvals and consents of, or notices to, any Governmental Authority or any trustee or holder of any indebtedness or obligation of Purchaser, which are required in connection with the transaction contemplated by this Agreement, [the Omnibus Agreement,] the Assignment and Assumption Agreement, the Consents and the Amendments shall have been duly obtained, given or accomplished.

          (b) Closing Certificates.  Purchaser shall have received (i) a
              --------------------
certificate of a duly authorized officer of Seller, dated the Closing Date, to the effect that Seller has performed all agreements and satisfied all conditions set forth in this Agreement, the Omnibus Agreement, the Assignment and Assumption Agreement and the Consents and required to be performed by it on or before the Closing Date except those with respect to which the failure to perform or satisfy would not have a Material Adverse Effect and that all of the representations and warranties of Seller contained in this Agreement, the Omnibus Agreement, the Assignment and Assumption Agreement and the Consents are true and correct in all material respects on and as of the Closing Date, except to the extent that (x) any such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date, and (y) the breach of any such representation or warranty would not have a Material Adverse Effect, and (ii) a certificate of the secretary or an assistant secretary of Seller, dated the Closing Date, certifying as to the incumbency of the officer of Seller executing this Agreement, the Omnibus Agreement, the Assignment and Assumption Agreement, the Consents and any other document contemplated hereby or thereby.

          (c) Litigation.  No action, proceeding or investigation shall have
              ----------
been instituted or threatened by any Person before any Governmental Authority, nor shall any order, writ, judgment or decree have been issued or proposed to be issued by any Governmental Authority as of the Closing Date, which in any case questions the validity or legality of this Agreement, the transactions contemplated hereby or by the Transaction Documents, or the ability

                                                 [Purchase Agreement ([______])]


of either party hereto to consummate any of such transactions or which, if determined adversely, would have a Material Adverse Effect on the Equity Interest, the Aircraft or the Trust Estate.

          (d) Omnibus Agreement; Assignment and Assumption Agreement; Consents
              ----------------------------------------------------------------
and Amendments.  (i)  Each of this Agreement, the Omnibus Agreement and the
--------------
Assignment and Assumption Agreement shall have been duly authorized, executed and delivered by Seller; and (ii) subject to the limitations of Section 3.4 below, each of the Consents and any Amendments shall have been duly authorized, executed and delivered by each of the parties thereto. The Assignment and Assumption Agreement [and any applicable Amendments] shall have been duly filed with the FAA pursuant to the Aviation Law (or shall be filed concurrently with or immediately after the closing of the transaction contemplated hereby). All of the conditions precedent to the obligations of Purchaser set forth in the Omnibus Agreement shall have been satisfied.

          (e) Opinions.  Purchaser shall have received (i) an opinion of
              --------
Seller's counsel in form and substance reasonably satisfactory to Purchaser and covering such matters as Purchaser may reasonably request, and (ii) of Special FAA Counsel, in form and substance reasonably satisfactory to Purchaser and covering such matters as are customary in transactions similar to the Equity Interest Transfer (including, without limitation, as to title and registration of the Aircraft).

          (f) Transaction Documents.  Subject to the limitations of Section 3.4
              ---------------------
below, Seller shall have duly taken such action as is required to be taken by it with respect to the transfer, sale and assignment of the Equity Interest in accordance with the provisions of the Transaction Documents, including, without limitation, providing notice to, or obtaining consent from, Lessee, Owner Trustee [Security Trustee, Lenders] of the Equity Interest Transfer and shall otherwise have satisfied or be in compliance with all conditions or requirements under the Transaction Documents applicable to a transferor of the Equity Interest. The Transaction Documents shall be in full force and effect, and copies thereof shall have been delivered to Purchaser as contemplated by Section 4.1(j) of this Agreement.

          (g) Change in Law.  Since December 1, 1999 no change shall have
              -------------
occurred in Applicable Law or interpretations thereof by any Governmental Authority, any of which would make it illegal for Purchaser to fully perform its obligations under this Agreement, the Assignment and Assumption Agreement, the Consents, the Amendments or any Transaction Document.

          (h) Insurance.  Purchaser shall have received (i) a certificate from
              ---------
Lessee's independent insurance broker evidencing the insurance required to be maintained pursuant to the Lease and reflecting the transactions contemplated by this Agreement, including listing Purchaser (and, to the extent the same is required pursuant to the Lease, its affiliates, officers, directors, employees, servants and agents) as additional insured(s); and (ii) a broker's letter of undertaking,

                                                 [Purchase Agreement ([______])]


in form and substance reasonably satisfactory to Purchaser, as is customary in transactions similar to the Equity Interest Transfer.

          (i) Other Documents.  All certificates, agreements, amendments,
              ---------------
documents and other evidence relating thereto required hereby or by any Transfer Document or Transaction Document in connection with the transactions contemplated hereby shall be reasonably satisfactory to Purchaser and its counsel, and Purchaser and such counsel shall have received copies of such certificates, agreements, documents and other evidence as Purchaser or such counsel may reasonably request.

          (j) Representations and Warranties.  Subject to the limitations of
              ------------------------------
Section 3.4 below, the representations and warranties (i) of Seller contained in this Agreement, the Omnibus Agreement, the Assignment and Assumption Agreement and the Consents, and of (ii) each of the other parties to each of the Consents and the Amendments (if any) contained in such Consent or Amendment, as the case may be, shall be true and correct in all material respects as of the Transfer Time with the same force and effect as though made on and as of the Transfer Time, except to the extent that any such representation or warranty relates solely to an earlier date in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

          (k) Due Authorization.  Purchaser shall have received a certified copy
              -----------------
of the resolutions of the Board of Directors of Seller with respect to the due authorization of the transaction contemplated by this Agreement, the Omnibus Agreement and the Assignment and Assumption Agreement.

          (l) Organizational Documents.  Purchaser shall have received true and
              ------------------------
complete copies, certified by an officer of Seller, of (i) the [certificate of incorporation] of Seller, (ii) the by-laws of Seller and (iii) a good standing certificate for Seller in the state of Florida.

          (m) No Liens.  Purchaser shall have received evidence satisfactory to
              --------
Purchaser that the Equity Interest and the Trust Estate (including, without limitation, the Aircraft) is the property of Seller or the Owner Trustee, as the case may be, free and clear of any and all Liens and adverse claims or rights except, in the case of the Aircraft, Permitted Liens (other than Lessor Liens [other than the Lien of the Security Document]).

          (n) Merger.  Purchaser shall have received evidence of the
              ------
consummation of the merger of EIN Acquisition Corp. ("EIN") [and Echelon International Corporation] with and into Seller pursuant to that certain Merger Agreement of even date with the Omnibus Agreement between Seller and EIN (the "Merger Agreement"), and subject to each of the terms and conditions thereof, none of which insofar as it relates to the Aircraft, Lease, Lessee or any Transfer Document or Transaction Document, shall have been modified or waived by any party to the Merger Agreement without the prior written consent of Purchaser.

                                                 [Purchase Agreement ([______])]


     Section 3.4.  Cooperation.  Notwithstanding the foregoing, so long as
                   -----------
Seller shall not be in default of any of its obligations hereunder or under the Omnibus Agreement to execute and deliver the Consents, any Assignment and Assumption Agreement and Amendments (if any) and to cooperate reasonably with Purchaser to obtain each of the Consents and any Amendments from the other parties thereto, as well as such approvals, certificates and other documents as shall be required hereby, the failure of Seller or Purchaser to have obtained from any party any Consent and any Amendment or any approval required by Section
3.3 above or any other certificate or document required hereby prior to April 27, 2000 (the "Final Closing Date"), shall not be a condition precedent to Closing on and as of such date, nor shall the occurrence of any matter or event, or the failure of any condition specified in Section 3.3 be raised by Purchaser at as a bar to or condition precedent to Closing on and as of the Final Closing Date, it being expressly understood and agreed that, subject to Seller's continuing obligation to provide such assurances and cooperation as Purchaser may reasonably request in connection with obtaining such Consents, Amendments, approvals, certificates and documents or resolving any disputes or litigation concerning such matters, the same are, as of the Final Closing Date, hereby waived by Purchaser such that the transactions contemplated hereby and by the Omnibus Agreement shall in all respects close on or prior to the Final Closing Date. Nothing contained in this Section 3.4 shall relieve, or be deemed to relieve, Seller of any of its notice or other obligations under any Transaction Document.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

     Section 4.1.  Representations and Warranties of Seller.  Seller hereby
                   ----------------------------------------
represents and warrants to Purchaser, as of the date hereof and as of the Transfer Time[, but none of which representations and warranties shall survive the Closing Date], as follows:

          (a) Organization, Corporate Authority, Etc.  Seller is a corporation
              --------------------------------------
duly incorporated, validly existing and in good standing under the laws of the state of Florida [Delaware]. Seller has all requisite power and authority to enter into and perform its obligations under this Agreement, the Omnibus Agreement, the Assignment and Assumption Agreement and the Consents.

          (b) Authorization, Etc.  Each of this Agreement and the Omnibus
              ------------------
Agreement has been, and on or prior to the Closing Date, the Assignment and Assumption Agreement and the Consents will have been, duly authorized, executed and delivered by Seller. Each of this Agreement and the Omnibus Agreement constitutes and the Assignment and Assumption Agreement and the Consents when executed and delivered by Seller will constitute, the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as enforcement of the terms hereof and thereof may be limited by applicable bankruptcy,

                                                 [Purchase Agreement ([______])]


insolvency, reorganization, liquidation, moratorium or similar laws affecting enforcement of creditors' rights generally, and by general principles of equity.

          (c) No Violation.  None of the execution, delivery or performance by
              ------------
Seller of this Agreement, the Omnibus Agreement, the Assignment and Assumption Agreement or the Consents, or the consummation by Seller of the transactions contemplated hereby and thereby, will contravene any Applicable Law binding on Seller or any of its property, or any provision of the certificate of incorporation or by-laws of Seller, or, subject to the terms and conditions of this Agreement, including, without limitation, delivery of the Consents, will result in a breach of, or constitute a default under, or contravene any provision of, any mortgage, deed of trust, indenture or other agreement (including, without limitation, the Transaction Documents) or instrument to which Seller is a party or by which Seller or all or any of its property or assets may be bound except, in each case, to the extent the same would not have a Material Adverse Effect.

          (d) No Consents and Approvals.  None of the execution, delivery or
              -------------------------
performance by Seller of this Agreement, the Omnibus Agreement, the Assignment and Assumption Agreement or the Consents, or the consummation by Seller of the transactions contemplated hereby and thereby, requires the consent or approval of, the giving of notice to, the registration, recording or filing of any documents with, or the taking of any other action in respect of, any United States federal or state Governmental Authority or the terms and provisions of any Transaction Documents, except (i) as contemplated hereby and by the Consents, the Assignment and Assumption Agreement or any Amendment, (ii) such as have been obtained, effected, waived or paid on or prior to the Closing Date, or
(iii) those with respect to which the failure to obtain would not have a Material Adverse Effect, subject, however, in each case, to the limitations of
Section 3.4 above.

          (e) Seller's Liens.  Seller is the sole legal and beneficial owner of
              --------------
the Equity Interest. Other than the Lien of Seller's Lender on Seller's rights under this Agreement and any of the other Transfer Documents, which Lien shall be discharged and released on the Closing Date, at or prior to the Transfer Time, there are no Liens on the Equity Interest, except inchoate or similar Liens as may arise by operation of law upon or with respect thereto, in the ordinary course of business, and/or which would not have a Material Adverse Effect, and at the Transfer Time Seller will transfer to Purchaser good and marketable title to the Equity Interest, free and clear of all Liens except as provided in this sentence. Seller has not assigned, and before the Transfer Time shall not have assigned, any of its right, title and interest in the Equity Interest to any Person, and at the Transfer Time Seller will transfer to Purchaser all of its right, title and interest in and to the Equity Interest. Except as set forth in the second sentence of this Section 4.1(e), there are no Liens on the Aircraft or the Lease or any other part of the Trust Estate, other than Permitted Liens, Seller's interest in the Equity Interest and other than Liens created pursuant to, or permitted by, the Transaction Documents. Seller has not previously sold, assigned, encumbered, transferred or conveyed, and except as expressly contemplated hereby or by any of

                                                 [Purchase Agreement ([______])]


the Transaction Documents, has no obligation to sell, assign, encumber, transfer or convey any of its right, title or interest in, to and under the Equity Interest.

          (f) No Litigation.  Except as described on Schedule 3 hereto, there
              -------------
are no pending or, to the best of Seller's knowledge, threatened investigations, suits or proceedings against Seller or affecting Seller or its properties, that, if determined adversely, would have a Material Adverse Effect.

          (g) No Violation of Law.  Seller is not in breach of any Applicable
              -------------------
Law that would have a Material Adverse Effect.

          (h) Securities Act.  Other than pursuant to this Agreement and the
              --------------
other Transfer Documents, neither Seller nor anyone authorized to act on Seller's behalf has directly or indirectly offered any security (as defined in Section 2(1) of the Securities Act), relating to an interest in the Equity Interest for sale to, or solicited any offer to acquire any such security from, or has sold any such security to, any Person in violation of the Securities Act, and neither Seller nor anyone authorized to act on Seller's behalf will directly or indirectly make any such offer, solicitation or sale in violation of the Securities Act. The transfer of the Equity Interest to Purchaser as contemplated herein will not violate any provision of the Securities Act.

          (i) No Assignment or Sublease.  As of the date of this Agreement,
              -------------------------
Seller has not consented to any assignment by the Lessee of its rights under the Lease or to any sublease or transfer of possession of the Aircraft, and, to the best of Seller's knowledge, no such assignment, sublease or transfer of possession has occurred, other than as permitted or contemplated by the Transaction Documents.

          (j) Transaction Documents.  Seller has provided Purchaser with true
              ---------------------
and complete copies of the Transaction Documents. Seller shall deliver (or cause to be delivered) the signed original counterparts of the Transaction Documents to Purchaser at or before the Transfer Time. Each of the Transaction Documents is and at the Transfer Time will be in full force and effect and has not been further amended, modified or supplemented (except or as such document may be amended by or pursuant to any Amendments). There are no documents, agreements or instruments, other than the Transaction Documents, relating to the Equity Interest, the Trust Estate (or any part thereof), the subject matter hereof or of any of the Transaction Documents by which Purchaser will be bound after the Transfer Time or which would affect the Equity Interest or the Trust Estate (or any part thereof). To the best of Seller's knowledge, Lessee has not exercised any option to terminate the Lease.

          (k) Performance of Transaction Documents.  Subject to the limitations
              ------------------------------------
of Section 3.4 above, Seller has performed, and is not in default with respect to, any obligations to be performed by it, or in violation of any covenant to be observed by it, pursuant to any of the

                                                 [Purchase Agreement ([______])]


Transaction Documents. To the best of Seller's knowledge, there are no set-offs, defenses or counterclaims against any amounts owed to Seller under any of the Transaction Documents.

          (l) Rent. Basic Rent is payable in the amounts and at the times set
              ----
forth on Schedule 1 hereto. Such amount is in respect of Basic Rent only, and does not include any other amounts payable by Lessee (including, without limitation, amounts in repayment of financing of modifications to the Aircraft). No Basic Rent due after the date hereof has been paid in advance of the date such payment is due and payable under the Lease.

          (m) Aircraft Modifications.  Neither Lessor nor Seller has, and
              ----------------------
Purchaser will not have, any outstanding unsatisfied obligation arising or accruing on or before the date hereof under the Lease or any other Transaction Document with respect to the repair of, or modifications or improvements to, the Aircraft, or the incorporation of any airworthiness directive or manufacturer's service bulletin.

          (n) Indebtedness.  The Indebtedness is as described on Schedule 2 to
              ------------
this Agreement.

          (o) No Default; No Event of Loss.  To the best of Seller's knowledge,
              ----------------------------
there is no Default, Event of Default or Event of Loss or event that, with the passage of time or the giving of notice or both, would constitute an Event of Loss with respect to the Aircraft.

     Section 4.2.  Representations and Warranties of Purchaser.  Purchaser
                   -------------------------------------------
hereby represents and warrants to Seller, as of the date hereof and as of the Transfer Time, as follows:

          (a) Organization, Authority, Etc.  Purchaser is a corporation duly
              ----------------------------
incorporated, validly existing and in good standing under the laws of the state of Delaware. Purchaser has all requisite power and authority to enter into and perform its obligations under this Agreement, [the Omnibus Agreement,] the Assignment and Assumption Agreement and the Consents.

          (b) Authorization, Etc.  This Agreement has been, and on or prior to
              ------------------
the Closing Date, the Assignment and Assumption Agreement and the Consents will have been, duly authorized, executed and delivered by Purchaser. This Agreement constitutes, and the Assignment and Assumption Agreement and the Consents when executed and delivered will constitute the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as enforcement of the terms hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, moratorium or similar laws affecting enforcement of creditors' rights generally, and by general principles of equity.

          (c) No Violation.  None of the execution, delivery or performance by
              ------------
Purchaser of this Agreement, the Assignment and Assumption Agreement or the Consents, or

                                                 [Purchase Agreement ([______])]


the consummation by Purchaser of the transactions contemplated hereby and thereby, will contravene any Applicable Law binding on Purchaser or any of its property, or any provision of the certificate of incorporation or by- laws of Purchaser, or will result in a breach of, or constitute a default under, or contravene any provision of, any mortgage, deed of trust, indenture or other agreement or instrument to which Purchaser is a party or by which Purchaser or all or any of its property or assets is bound.

          (d) No Consents or Approvals.  None of the execution, delivery or
              ------------------------
performance by Purchaser of this Agreement, the Assignment and Assumption Agreement, or the Consents, or the consummation by Purchaser of the transactions contemplated hereby and thereby, requires the consent or approval of, the giving of notice to, the registration, recording or filing of any documents with, or the taking of any other action in respect of, any Governmental Authority or the terms and provisions of any Transaction Documents, except such as have been obtained or effected on or prior to the Closing Date.

          (e) No Material Litigation.  There are no pending or, to the best of
              ----------------------
Purchaser's knowledge, threatened investigations, suits or proceedings against Purchaser or affecting Purchaser or its properties, that, if determined adversely, would adversely affect the consummation of the transaction contemplated by, or the performance by Purchaser of its obligations under, this Agreement, the Assignment and Assumption Agreement or the Consents.

          (f) No Violation of Law.  Purchaser is not in breach of any Applicable
              -------------------
Law that would have an adverse effect on Purchaser or on the transaction contemplated by, or on Purchaser's ability to perform its obligations under, this Agreement, the Assignment and Assumption Agreement or the Consents.


                                   ARTICLE V
                                RESERVED RIGHTS

     Section 5.1.  Reserved Rights.  (a)  Purchaser will be entitled to all
                   ---------------
benefits and rights of "Owner" and "Owner Participant" (subject to Seller's retention of the Reserved Right (as defined below)), pursuant to any and all Transaction Documents in respect of the period after the Closing Date. Seller hereby reserves, and nothing contained herein shall be construed as a sale, conveyance, assignment or transfer of Reserved Rights (as defined below). For purposes hereof, "Reserved Rights" shall mean any and all rights and interests of Seller in respect of the following: (i) Seller's right to tax and other indemnification under any Transaction Document as a result of or arising out of events occurring or circumstances existing prior to the Closing Date (or claim asserted against Seller with respect to a matter subsequent to the Closing Date, if Seller would otherwise be entitled to indemnification for such claim), (ii) each and every obligation of Lessee to provide liability insurance on behalf of or in favor of Seller as an additional insured under any Transaction Document with respect to events occurring or circumstances existing prior

                                                 [Purchase Agreement ([______])]


to the Closing Date, (iii) any interest payable by Lessee on any amount referred to in clauses (i) and (ii) above and (iv) the right to enforce payment of the amounts referred to in clauses (i) through (iii) above.

          (b) If Purchaser or Owner Trustee shall receive any amount relating to any Transaction Document or any of the transactions contemplated thereby to which Seller is entitled under Section 5.1(a), Purchaser shall promptly remit or shall cause the Owner Trustee to remit such amount to Seller (together with, to the extent not paid over within five Business Days, interest at the then-applicable average rate for federal funds from and including the date of receipt by Purchaser or Owner Trustee, as the case may be, to but excluding, the date of payment to Seller) and, until so delivered, any such amount received shall be received and held in trust by Purchaser or Owner Trustee, as the case may be, for the benefit of Seller. If Seller shall receive any amount relating to any Transaction Document or any of the transactions contemplated thereby to which Purchaser or Owner Trustee is entitled under Section 5.1(a), Seller shall promptly remit such amount to Purchaser or Owner Trustee, as the case may be (together with, to the extent not paid over within five Business Days, interest at the then-applicable average rate for federal funds from and including the date of receipt by Seller to, but excluding, the date of payment to Purchaser or Owner Trustee, as the case may be), and until so delivered any such amount received by Seller shall be received and held in trust by Seller for the benefit of Purchaser or Owner Trustee, as the case may be.

     Section 5.2.  Indemnification.  (a)  Purchaser shall have no liability or
                   ---------------
obligation as a result of, and Seller shall indemnify and hold Purchaser harmless on an after-tax basis against, and shall be liable for and shall pay any loss, cost or other expense of Purchaser (including reasonable attorneys' fees and court costs) arising out of (i) any failure by Seller to comply with the terms of the Transaction Documents prior to the Closing Date or (ii) any liabilities or obligations of Seller with respect to the Aircraft, the Trust Estate or otherwise arising under the Transaction Documents required to be satisfied or performed prior to the Closing Date.

          (b) Seller shall have no liability or obligation as a result of, and Purchaser shall indemnify and hold Seller harmless on an after-tax basis against, and shall be liable for and shall pay any loss, cost or other expense of Seller (including reasonable attorneys' fees and court costs) arising out of
(i) any failure by Purchaser to comply with the terms of the Transaction Documents on or after the Closing Date or (ii) any liabilities or obligations of Purchaser with respect to the Aircraft, the Trust Estate or otherwise arising under the Transaction Documents required to be satisfied or performed on or after the Closing Date.

     Section 5.3.  Reporting.  Seller shall cause to be prepared any and all
                   ---------
tax returns (including schedules) for the Trust Estate that are due for periods in which the Closing Date occurs. A copy of such tax returns (including schedules) for the Trust Estate will be furnished to Purchaser upon Purchaser's written request.

                                                 [Purchase Agreement ([______])]


     Section 5.4.  Mutual Cooperation.  Seller and Purchaser shall provide each
                   ------------------
other with such assistance as may reasonably be requested by either of them in writing in connection with the preparation of any tax return, any audit or other examination by any taxing authority, or any judicial or administrative proceedings relating to liability for Taxes, and each will retain and, upon the request of the other, provide the other with any records or information which may be relevant to such return, audit or examination or proceedings. Such assistance shall include making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The party requesting assistance hereunder shall reimburse the other for reasonable out-of-pocket expenses incurred by the other in providing such assistance.

                                   ARTICLE VI
                                 MISCELLANEOUS

     Section 6.1.  Transaction Costs.  Regardless of whether the transaction
                   -----------------
contemplated hereby is consummated, (A) Purchaser agrees to pay (i) all costs, expenses and fees (collectively, "Costs") incurred by it (including, without
                                  -----
limitation, fees and disbursements of counsel and/or special counsel to Purchaser) in connection herewith, (ii) any and all Costs incurred by each of Lessee, [Security Trustee,] Owner Trustee [and any Lender] in connection with the transactions contemplated hereby and (iii) the fees and expenses of Special FAA counsel, if any, for services rendered in connection with the transaction contemplated hereby and (B) Seller agrees to pay all Costs incurred by it in connection with the transaction contemplated hereby (including, without limitation, fees and disbursements of counsel and/or special counsel to Seller).

     Section 6.2.  Brokers, Finders, Etc.  Each party to this Agreement
                   ---------------------
represents to the other that it has dealt with no broker or finder, in connection with the transaction contemplated hereby, and no broker or Person acting on such a party's behalf is entitled to any brokerage fee, financial advisory fee, commission or finder's fee in connection with such transaction. Each of Seller and Purchaser agrees to indemnify and hold harmless the other for, from and against any and all loss, liability, damage, cost, claim or expense (including, without limitation, attorneys' fees) incurred by reason of any commission, brokerage fee, financial advisory fee or finder's fee alleged to be payable because of any act, omission or statement of the indemnifying party.

     Section 6.3.  Announcements.  Except as provided in Section 10(c) and
                   -------------
Section 10(l)(i) of the Omnibus Agreement, Purchaser and Seller shall consult with each other regarding press releases or other public announcements related to this Agreement and the transactions contemplated hereby or thereby.

                                                 [Purchase Agreement ([______])]


     Section 6.4.  Counterparts.  This Agreement may be executed by the parties
                   ------------
hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 6.5.  Amendments, Etc.; Entire Agreement.  Except as otherwise
                   ----------------------------------
specifically provided herein, this Agreement and the other Transfer Documents contain the entire agreement of the parties with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings between the parties, whether written or oral. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument which purports to terminate, amend, supplement, waive or modify this Agreement, or any of the terms hereof, signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought. The schedules, exhibits and appendices attached to this Agreement constitute a part of this Agreement and are incorporated herein by reference as if set forth in full in the main body of this Agreement.

     Section 6.6.  Successors and Assigns.  This Agreement shall be binding upon
                   ----------------------
and inure to the benefit of the parties hereto and their successors and permitted assigns, but no such assignment by Purchaser shall relieve Purchaser of any of its obligations hereunder, including, without limitation, payment of the Acquisition Price, unless otherwise expressly agreed by Seller and Seller's Lender. Seller may not assign its rights hereunder, except to Seller's Lender, without the prior written consent of Purchaser (and any such attempted assignment by Seller without such consent shall be void).

     Section 6.7.  Governing Law; Submission to Jurisdiction.  (a) THIS
                   -----------------------------------------
AGREEMENT, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE IN SUCH STATE, WITHOUT GIVING EFFECT TO PRINCIPLES RELATING TO CONFLICTS OF LAW.

          (b) EACH OF SELLER AND PURCHASER IRREVOCABLY AGREES THAT ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING SOLELY TO THIS AGREEMENT, OR THE ASSIGNMENT AND ASSUMPTION AGREEMENT (OR ANY DOCUMENT REFERRED TO HEREIN OR THEREIN) OR THE TRANSACTION CONTEMPLATED HEREBY OR THEREBY OR THE SUBJECT MATTER HEREOF OR THEREOF, SHALL BE INSTITUTED IN THE STATE OR FEDERAL COURTS IN THE COUNTY OF COOK, STATE OF ILLINOIS, AND IT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR THE JURISDICTION OR THE CONVENIENCE OF THE FORUM OF ANY SUCH LEGAL SUIT, ACTION OR PROCEEDING AND IRREVOCABLY SUBMITS GENERALLY AND

                                                 [Purchase Agreement ([______])]


UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT BUT ONLY IN ANY SUCH SUIT, ACTION OR PROCEEDING. EACH OF SELLER AND PURCHASER FURTHER IRREVOCABLY AGREES TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS BUT ONLY IN ANY SUIT, ACTION OR PROCEEDING OF THE NATURE REFERRED TO ABOVE BY THE MAILING OF THE COPIES THEREOF BY CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO IT AT ITS ADDRESS SPECIFIED IN SECTION 6.9 HEREOF (AS THE SAME MAY BE CHANGED FROM TIME TO TIME PURSUANT TO SECTION 6.9 HEREOF), SUCH SERVICE TO BE EFFECTIVE UPON THE DATE OF RECEIPT INDICATED ON THE POSTAL RECEIPT RETURNED FROM IT.

          (c) Final judgment against Seller or Purchaser in any suit shall be conclusive, and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness or liability of Seller or Purchaser, as the case may be, therein described.

     Section 6.8.  WAIVER OF JURY TRIAL.  BY ITS SIGNATURE BELOW WRITTEN, EACH
                   --------------------
PARTY HERETO HEREBY IRREVOCABLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, OR THE ASSIGNMENT AND ASSUMPTION AGREEMENT OR RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT, OR THE ASSIGNMENT AND ASSUMPTION AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                                                 [Purchase Agreement ([______])]


     Section 6.9.  Notices, Etc.  All notices, offers, acceptances, approvals,
                   ------------
waivers, requests, demands and other communications hereunder or under any instrument, certificate or other instrument delivered in connection with the transactions described herein shall be in writing, shall be addressed as provided below and shall be considered as properly given (a) if delivered in person, (b) if sent by reputable overnight delivery service, (c) in the event overnight delivery services are not readily available, if mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, or (d) if sent by telecopier or other electronic data transmission facility and confirmed in writing by any other manner described above. Notice so mailed shall be effective upon the earlier of actual receipt or the expiration of five (5) days after its deposit. Notice given in any other manner shall be effective upon receipt by the addressee; provided, however, that if any
                                                  --------  -------
notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. For the purposes of notice, the address of the parties shall be as set forth below; provided, that
                                                                --------
either party shall have the right to change its address for notice hereunder to any other location by the giving of prior notice to the other party in the manner set forth hereinabove. The initial addresses of the parties hereto are as follows:

          Purchaser:

          [Heller Financial, Inc.
          500 West Monroe Street
          Chicago, Illinois  60661
          Attention:     Managing Director -- Aircraft Finance Division
          Telephone:     (312) 441-7542
          Telecopier:    (312) 441-7378]

          with a copy to:

          Vedder, Price, Kaufman & Kammholz
          222 North LaSalle Street
          Chicago, Illinois  60601
          Attention:  Dean N. Gerber, Esq.
          Telephone:    (312) 609-7500
          Telecopier:   (312) 609-5005

                                                 [Purchase Agreement ([______])]


          Seller:

          [ECHELON INTERNATIONAL CORPORATION][EIN CORP.]
          950 Third Avenue
          New York, New York  10022
          Attention:  James Haber
          Telephone:  (212) 688-2700

          Brown Raysman Millstein Felder & Steiner LLP
          120 West 45th Street
          New York, New York  10036
          Attention:  Robert M. Unger, Esq.
          Telephone:     (212) 944-1515
          Telecopier:    (212) 840-2429

     Section 6.10. Severability of Provisions.  Any provision of this Agreement
                   --------------------------
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 6.11. Headings, Etc.  The headings and the table of contents used
                   -------------
herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     Section 6.12. Further Assurances; Confidentiality.  (a) Seller and
                   -----------------------------------
Purchaser shall do and perform such further acts and execute and deliver such further instruments as may be required by Applicable Law or reasonably requested by either party to carry out and effectuate the purposes of this Agreement and the Assignment and Assumption Agreement.

          (b) Purchaser and Seller agree that any and all information of any kind obtained pursuant to this Agreement that shall not then be or have become generally available shall be kept and maintained in strictest confidence, and shall not be disclosed or disseminated to any other Person, except (A) as otherwise required by any Transaction Document, (B) to any Governmental Authority, (C) in response to any subpoena or other legal process, (D) to any prospective successor or assign which has agreed with such party that, upon disclosure of such information, such prospective successor or assign shall be bound by the provisions of this Section 6.12(b), (E) as part of any filing to be made with any Governmental Authority and (F) to attorneys, accountants and financial, insurance and other independent advisors of any such party.

                                                 [Purchase Agreement ([______])]


     Section 6.13. Survival.  The representations, warranties, covenants and
                   --------
indemnities of the parties contained in this Agreement or the Assignment and Assumption Agreement shall survive execution and delivery hereof and of the Assignment and Assumption Agreement.


                                    *  *  *

                                                 [Purchase Agreement ([______])]


     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its authorized officer as of the day and year set forth above.

                                            [ECHELON INTERNATIONAL
                                            CORPORATION][EIN CORP.], as Seller



                                            By:_______________________________
                                            Name:_____________________________
                                            Title:____________________________


                                            [HELLER FINANCIAL, INC.], as
                                            Purchaser



                                            By:_______________________________
                                            Name:_____________________________
                                            Title:____________________________

                                                 [Purchase Agreement ([______])]

                                                                       EXHIBIT A

                  ASSIGNMENT AND ASSUMPTION AGREEMENT (______)

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ([_____]), dated [____________ __, ____] (this "Assignment"), is by and between ECHELON INTERNATIONAL CORPORATION,
             ----------
a Florida corporation][EIN CORP., a Delaware corporation] (as successor-in-interest to EIN Acquisition Corp.) ("Seller"), and [HELLER FINANCIAL, INC.], a
                                     ------
Delaware corporation ("Purchaser").
                       ---------

                             W I T N E S S E T H :

     WHEREAS, the parties hereto wish to effect the sale by Seller to Purchaser of the right, title and interest of Seller in and to the Equity Interest (other than with respect to Reserved Rights) and the assumption of the obligations of Seller under the Transaction Documents; and

     WHEREAS, Seller and Purchaser desire to enter into this Assignment to effect such sale and assumption;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.     Definitions.  For purposes of this Assignment, capitalized
                    -----------
terms used herein shall, unless otherwise expressly provided for or defined herein, have the respective meanings set forth in Appendix A hereto or, to the extent not defined in Appendix A hereto, in the [Lease / Participation Agreement] (as such term is defined in Appendix A hereto).

     SECTION 2.     Assignment.  Seller does hereby sell, convey, assign,
                    ----------
transfer and set over unto Purchaser all of Seller's right, title and interest in and to the Equity Interest, other than Reserved Rights (for the avoidance of doubt, Seller hereby reserves, and nothing contained herein shall be construed as an assignment, transfer, conveyance, sale or setting over of any of the Reserved Rights).

     SECTION 3.     Assumption.  Purchaser hereby assumes all of the
                    ----------
liabilities, duties and obligations of Seller, under the Transaction Documents arising or accruing on or after the Closing Date. For the avoidance of doubt, nothing contained herein shall discharge or release (or be deemed to discharge or release) Seller from any obligation under the Transaction Documents arising or accruing prior to the Closing Date.

     SECTION 4.     Substitution.  Effective from and after the Closing Date,
                    ------------
Purchaser shall be substituted in lieu of Seller as a party to each of the Transaction Documents to which Seller is a party.

                                                 [Purchase Agreement ([______])]


     SECTION 5.     Successors and Assigns.  This Assignment shall be binding
                    ----------------------
upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

     SECTION 6.     Governing Law.  THIS ASSIGNMENT, INCLUDING ALL MATTERS OF
                    -------------
CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, APPLICABLE TO CONTRACTS MADE IN SUCH STATE, WITHOUT GIVING EFFECT TO PRINCIPLES RELATING TO CONFLICTS OF LAW.

     SECTION 7.     Counterparts.  This Assignment may be executed by the
                    ------------
parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 8.     Notices.  All notices, offers, acceptances, approvals,
                    -------
waivers, requests, demands and other communications hereunder or under any instrument, certificate or other instrument delivered in connection with the transactions described herein shall be in writing, shall be addressed as provided below and shall be considered as properly given (a) if delivered in person, (b) if sent by reputable overnight delivery service, (c) in the event overnight delivery services are not readily available, if mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested or (d) if sent by telecopier or other electronic data transmission facility and confirmed in writing by any other manner described above. Notice so mailed shall be effective upon the earlier of actual receipt or the expiration of five (5) days after its deposit. Notice given in any other manner shall be effective upon receipt by the addressee; provided, however, that if any
                                                  --------  -------
notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. For the purposes of notice, the address of the parties shall be as set forth below; provided, that
                                                                --------
either party shall have the right to change its address for notice hereunder to any other location by the giving of prior notice to the other party in the manner set forth hereinabove. The initial addresses of the parties hereto are as follows:

     Purchaser:

          Heller Financial, Inc.
          500 West Monroe Street
          Chicago, Illinois 60661
          Attention:     Managing Director -- Aircraft Finance Division
          Telephone:     (312) 441-7542
          Telecopier:    (312) 441-7378

                                                 [Purchase Agreement ([______])]


          with a copy to:

          Vedder, Price, Kaufman & Kammholz
          222 North LaSalle Street
          Chicago, Illinois  60601
          Attention:  Dean N. Gerber, Esq.
          Telephone:     (312) 609-7500
          Telecopier:    (312) 609-5005
          Seller:

          [Echelon International Corporation][EIN Corp.]
          950 Third Avenue
          New York, New York  10022
          Attention:  James Haber
          Telephone:  (212) 688-2700

          Brown Raysman Millstein Felder & Steiner LLP
          120 West 45th Street
          New York, New York  10036
          Attention:  Robert M. Unger, Esq.
          Telephone:     (212) 944-1515
          Telecopier:    (212) 840-2429

                            *          *          *

                                                 [Purchase Agreement ([______])]


     IN WITNESS WHEREOF, each of the parties hereto has caused this Assignment to be duly executed and delivered by its authorized officer on the day and year set forth above.

                                            [ECHELON INTERNATIONAL
                                            CORPORATION][EIN CORP.], as
                                            Seller/Assignor


                                            By:_______________________________
                                            Name:_____________________________
                                            Title:____________________________


                                            HELLER FINANCIAL, INC., as
                                                  Purchaser/Assignee


                                            By:_______________________________
                                            Name:_____________________________
                                            Title:____________________________

                                                 [Purchase Agreement ([______])]


                                   EXHIBIT I



                             Transaction Documents
                             ---------------------

                                [To be Inserted]

                                                 [Purchase Agreement ([______])]


                                                                      Appendix A
                                                                          to
                                                                      Assignment


                                [To be Inserted]

                                                 [Purchase Agreement ([_______])

                                                                       EXHIBIT B


                          [FORM OF CONSENT (LESSEE)]

                                                 [Purchase Agreement ([______])]

                                                                       EXHIBIT C

                        [FORM OF CONSENT (OWNER TRUSTEE]

                        CONSENT AND AGREEMENT ([______])


     THIS CONSENT AND AGREEMENT ([______]) dated ([______]) (this "Consent") is
                                                                   -------
by [____________], not in its individual capacity except as expressly set forth herein but solely as Owner Trustee ("Owner Trustee").
                                     -------------

                              W I T N E S S E T H:

     WHEREAS, [Owner Trustee and [______] entered into the Trust Agreement];

     WHEREAS, [describe subsequent transfers];

     WHEREAS, [Heller Financial, Inc.], a [Delaware] corporation ("Purchaser")
                                                                   ---------
has assumed the obligations of Seller pursuant to that certain Assignment and Assumption Agreement ([______]) dated [____________], a copy of which is attached hereto as Exhibit A (the "Assignment");
                   ---------       ----------

     NOW THEREFORE, in consideration of good and valuable consideration, the receipt of which is hereby acknowledged, Owner Trustee hereby agrees as follows:

     SECTION 1.   Definitions.  Capitalized terms used herein, including the
                 ------------
recitals hereto, and not otherwise defined herein shall have the meanings assigned to such terms (whether by reference to another document or otherwise) in the Assignment.

     SECTION 2. Consent.  Owner Trustee hereby acknowledges and consents to the
                -------
assignment of the Equity Interest by Seller to Purchaser in accordance with the Assignment (which Assignment is in form and substance satisfactory to Owner Trustee).

     SECTION 3.  Representations and Warranties.  [____________], in its
                 ------------------------------
individual capacity and as Owner Trustee, hereby represents and warrants to each of Seller and Purchaser as follows:

          (i)   Due Authorization.  Each of the Transaction Documents to which
                -----------------
Owner Trustee is a party and this Consent has been duly authorized, executed and delivered by Owner Trustee and constitutes the legal, valid and binding obligation of Owner Trustee, enforceable against Owner Trustee in accordance with its terms, except as enforcement may be limited by

                                                 [Purchase Agreement ([______])]


applicable bankruptcy, insolvency, reorganization, liquidation, moratorium or similar laws affecting enforcement of creditors' rights generally, and by general principles of equity.

          (ii)   Organization and Power.  The Owner Trustee (i) is the duly
                 ----------------------
appointed owner trustee under the Trust Agreement and pursuant thereto has full power to carry on its business as it is now being conducted, to perform its obligations under the Transaction Documents and to execute, deliver and perform its obligations under this Consent, and (ii) has complied with all material statutory and other requirements relating to the business carried on by it.

          (iii)  Citizenship.  Owner Trustee is a "citizen of the United States"
                 -----------
as defined in Section 40102(a)(15) of the Aviation Law for purposes of maintaining FAA registration of the Aircraft pursuant to the Aviation Law.

          (iv)   Trust Authority.  The performance by Owner Trustee of the
                 ---------------
Transaction Documents and the execution, delivery and performance by Owner Trustee of this Consent have been duly authorized by all necessary action on the part of Owner Trustee, do not require any approval from Seller or, at the Transfer Time, Purchaser under the Trust Agreement, do not and will not violate any provision of the Trust Agreement and will not result in the breach of, constitute a default under, contravene any provision of or result in the creation of any Lien upon the Trust Estate or any of Owner Trustee's other property or assets pursuant to, any agreement, indenture, mortgage, note, lease or other agreement or instrument to which Owner Trustee is a party or by which Owner Trustee or its property may be bound or affected.

          (v)    Consents.  All necessary consents, resolutions and
                 --------
authorization (if any) for Owner Trustee to perform its obligations under the Transaction Documents and to execute, deliver and perform this Consent have been obtained.

          (vi)   Litigation.  No judgments are outstanding against Owner
                 ----------
Trustee, and no action, claim, suit or proceeding is pending or threatened (including tax liens and tax actions) against or affecting Owner Trustee before any court, board or arbitration or administrative agency.

          (vii)  Title to Collateral.  Owner Trustee has, without limitation,
                 -------------------
and will at the Transfer Time have, full legal title in and to the assets in the Trust Estate, including the Aircraft, and the right, title and interest of Owner Trustee in the Transaction Documents. At the Transfer Time, the Trust Estate and the assets in the Trust Estate will be free and clear of any Liens other than Liens created pursuant to, or permitted by, the Transaction Documents.

          (viii) No Default.  The Owner Trustee is not in default under any
                 ----------
agreement to which it is a party or by which it may be bound.

                                                 [Purchase Agreement ([______])]


          (ix)   No Assignment or Sublease. As of the date of this Consent,
                 -------------------------
Owner Trustee has not consented to any assignment by the Lessee of its rights under the Lease or to any sublease or transfer of possession of the Aircraft, and no such assignment, sublease or transfer of possession has occurred.

     SECTION 4. Third Party Beneficiaries.  Owner Trustee hereby agrees that
                -------------------------
each of Seller and Purchaser is intended to be a third party beneficiary of this Consent.


                                 *     *     *

                                                 [Purchase Agreement ([______])]


     IN WITNESS WHEREOF, Owner Trustee has caused this Consent to be duly executed and delivered by its duly authorized officer on the day and year set forth above.

                                         [_________________________________],
                                         not in its individual capacity except
                                         as expressly set forth herein but
                                         solely as Owner Trustee

                                         By:_________________________________
                                             Name:___________________________
                                             Title:__________________________

                                                 [Purchase Agreement ([______])]

                                                                       EXHIBIT A
                                              [Consent and Agreement ([______])]


                           Assignment and Assumption
                              Agreement ([______])



                                [To be Inserted]

                                                 [Purchase Agreement ([______])]

                                                                     [EXHIBIT D]

                        [FORM OF CONSENT (INDEBTEDNESS)]

                                                 [Purchase Agreement ([______])]

                                                                      SCHEDULE 1

                                     [Rent]

                                                 [Purchase Agreement ([______])]

                                                                      SCHEDULE 2

                         [DESCRIPTION OF INDEBTEDNESS]

                                                 [Purchase Agreement ([______])]

                                                                      SCHEDULE 3

                                  [LITIGATION]

                                                 [Purchase Agreement ([______])]

                                   APPENDIX A
                                   ----------

          Unless otherwise required by the context, the following terms shall have the following meanings, and such meanings shall include the plural as well as the singular of each such term. For purposes of this Appendix A, references to any Person shall include the successors and permitted assigns of such Person. References to any agreement shall mean such agreement as amended from time to time in accordance with its terms.

          Acquisition Price shall have the meaning set forth in Section 2.2(a) of the Purchase Agreement.

          Affiliate shall [have the meaning set forth in the Lease].

          Aircraft shall mean the Aircraft as such term is defined in the Lease.

          Amendments shall mean the amendments, if any, to the Security Documents, the Lease, the Trust Agreement and the Participation Agreement required in order to reflect the Equity Interest Transfer.

          Applicable Law shall mean all applicable laws of any Governmental Authority, including, without limitation, federal, state and foreign securities laws, tax laws, tariff and trade laws, ordinances, judgments, decrees, injunctions, writs and orders or like actions of any Governmental Authority and rules, regulations, orders, interpretations, licenses, and permits of any federal, regional, state, county, municipal or other Governmental Authority.

          Assignment and Assumption Agreement shall mean the Assignment and Assumption Agreement ([______]) dated the Closing Date, between Seller and Purchaser, substantially in the form of Exhibit A to the Purchase Agreement.

          Aviation Law shall mean the Sections of Title 49 of the United States Code relating to aviation, as amended.

          Basic Rent shall have the meaning set forth in the Lease.

          Business Day shall have the meaning set forth in the Lease.

          Closing Date shall mean the date on which the Equity Interest Transfer shall be consummated (which day shall be a Business Day).

          Code shall mean the Internal Revenue Code of 1986, as amended from time to time.

                                                 [Purchase Agreement ([______])]


          [Consent (Indebtedness) shall mean the Consent and Agreement ([_________]) among the [Security Trustee,] Seller and Purchaser, substantially in the form of Exhibit D to the Purchase Agreement.]

          Consent (Lessee) shall mean the Acknowledgment and Consent ([______]) dated the Closing Date among Lessee, Owner Trustee, Seller and Purchaser, substantially in the form of Exhibit B to the Purchase Agreement.

          Consent (Owner Trustee) shall mean the Consent and Agreement ([______]) dated the Closing Date by Owner Trustee, substantially in the form of Exhibit C to the Purchase Agreement.

          Consents shall mean, collectively, the Consent (Lessee) and the Consent (Owner Trustee)[, and the Consent (Indebtedness)].

          Costs shall have the meaning set forth in Section 6.1 of the Purchase Agreement.

          Default shall mean an event that, with the giving of notice, the passage of time or both, would constitute an Event of Default [or similar event under Security Document].

          Equity Interest shall mean 100% of the beneficial interest in the Trust Estate, all of Seller's right, title and interest in, to and under the Transaction Documents (including, without limitation, the Trust Agreement) arising from and after the Closing Date and any other property constituting the Trust Estate.

          Event of Default shall mean an "Event of Default" under the Lease [or an "Event of Default" under the Security Document].

          Equity Interest Transfer shall mean the transfer, sale and assignment from Seller to Purchaser of the Equity Interest as contemplated by, and subject to the terms and conditions of, the Purchase Agreement and the Assignment and Assumption Agreement.

          Event of Loss shall have the meaning set forth in the Lease.

          FAA shall mean the Federal Aviation Administration of the United States provided for in the Department of Transportation Act of 1966 or any successor or substituted governmental authority at the time having jurisdiction over the Aircraft.

          Governmental Authority shall mean any nation or government (including any state or other political subdivision of either thereof) and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                                                 [Purchase Agreement ([______])]

          Indebtedness shall mean the indebtedness secured by the Security Document.

          Lease shall mean the Lease of the Aircraft described in Schedule 5 to the Omnibus Agreement.

          Lender shall mean the Person or Persons for whose benefit Security Trustee has entered into any Security Document or any other holder of the Indebtedness.

          Lessee shall mean the Lessee of the Aircraft as identified in Schedule 5 to the Omnibus Agreement.

          Lessor shall mean the Lessor of the Aircraft and the registered Owner of the Aircraft as identified in Schedule 5 to the Omnibus Agreement.

          Lessor Lien shall [have the meaning set forth in the Lease.]

          Leveraged Lease Portfolio shall mean the leveraged and operating leases of personal property listed on Schedule 11 to the Omnibus Agreement.

          Lien shall mean [any mortgage, pledge, security interest, charge, lien or other encumbrance.]

          Material Adverse Effect shall mean a material adverse effect upon the ownership, lease, use, operation, maintenance, value or management of the Equity Interest, the Aircraft, the Trust Estate, and any other property or assets underlying the Equity Interest, or any other property included in the Leveraged Lease Portfolio, or the consummation of the transactions contemplated by, or performance by Seller of its obligations under, this Agreement and the Omnibus Agreement.

          Omnibus Agreement shall mean that certain Omnibus Agreement dated January [__], 2000, between EIN Acquisition Corp. and Purchaser.

          Owner Trustee shall mean the Owner Trustee with respect to the Aircraft as described in Schedule 2 to the Omnibus Agreement, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement.

          Participation Agreement shall mean the document(s) with respect to the Aircraft listed on Schedule 6 to the Omnibus Agreement.

          Permitted Liens shall [have the meaning set forth in the Lease.]

                                                 [Purchase Agreement ([______])]

          Person shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or any government or political subdivision thereof or any Governmental Authority or other entity.

          Purchase Agreement shall mean that certain Purchase Agreement ([______]) dated as of [_______________], between Seller and Purchaser, to which this Appendix A is attached.

          Purchaser shall mean Heller Financial, Inc., a Delaware corporation.

          Reserved Rights shall mean any and all of the rights and interests of Seller in respect to the following; (i) Seller's right to tax and other indemnification under any Transaction Document as a result of or arising out of events occurring or circumstances existing prior to the Closing Date (or claim asserted against Seller with respect to a matter subsequent to the Closing Date, if Seller would otherwise be entitled to indemnification for such claim), (ii) each and every obligation of Lessee to provide liability insurance on behalf of or in favor of Seller as an additional insured under any Transaction Document with respect to events occurring or circumstances existing prior to the Closing Date, (iii) any interest payable by Lessee on any amount referred to in clauses
(i) and (ii) above and (iv) the right to enforce payment of the amounts referred to in clauses (i) through (iii) above..

          Securities Act shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          Security Document(s) shall mean the document(s) with respect to the Aircraft listed on Schedule 7 to the Omnibus Agreement.

          Security Trustee shall mean the Person identified as [agent/indenture trustee/mortgagee/security trustee] on Schedule 7 to the Omnibus Agreement.

          Seller shall mean [Echelon International Corporation, a Florida corporation][EIN Corp., a Delaware corporation], as successor-in-interest to EIN Acquisition Corp.

          Seller's Lender shall mean Utrecht-America Finance Co., an affiliate of Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch ("Rabobank") and any other lender from time to time a party to the Credit Agreement of even date with the Omnibus Agreement among Seller, Seller's Lender and Rabobank, as agent.

          Special FAA Counsel shall mean Daugherty, Fowler, Peregrin & Haught P.C. of Oklahoma City, Oklahoma.

                                                 [Purchase Agreement ([______])]

          Transaction shall mean the transaction entered into pursuant to the Transaction Documents.

          Transaction Documents shall mean the documentation identified as such in Exhibit I to the Assignment and Assumption Agreement under the caption "Transaction Documents".

          Transfer Documents shall mean the Omnibus Agreement, the Purchase Agreement, the Assignment and Assumption Agreement and the Consents.

          Transfer Time shall mean the time on the Closing Date mutually agreed by Seller and Purchaser at which the Equity Interest Transfer will occur.

          Trust Agreement shall mean the document with respect to the Aircraft listed on Schedule 2 to the Omnibus Agreement.

          Trust Estate shall have the meaning specified in the Trust Agreement.

                                                             [Omnibus Agreement]

                                   EXHIBIT B

                            FORM OF ESCROW AGREEMENT

                                   EXHIBIT B

                                ESCROW AGREEMENT
                                ----------------

     This ESCROW AGREEMENT, dated as of January 21, 2000 (this "Agreement"), among EIN ACQUISITION CORP., a Florida corporation (together with any successor by merger, the "Seller"), HELLER FINANCIAL, INC., a Delaware corporation (the "Purchaser"), and COOPERATIEVE CENTRALE RAFFEISEN-BOERENLEENBANK B.A., NEW YORK BRANCH, in its capacity as escrow agent, (the "Escrow Agent").

                                    RECITALS

     A. The Purchaser and Seller have entered into Omnibus Agreement, dated January __, 2000 (the "Omnibus Agreement") pursuant to which the Purchaser has agreed to purchase from Seller, and Seller has agreed to sell to the Purchaser, the Equity Interests. Unless otherwise defined herein, capitalized terms used shall have the meanings specified in the Omnibus Agreement.

     B. In order to ensure the delivery of the documents necessary to convey the Equity Interests upon the relevant Closing Date, the Seller and the Purchaser wish to deposit into escrow all Escrowed Items to be delivered under the Omnibus Agreement with the Escrow Agent, to be held and distributed by the Escrow Agent in accordance with this Agreement.

     C. The Escrow Agent will hold the Escrowed Items in escrow for the benefit of the Seller, the Purchaser and Seller's Lender.

                                   AGREEMENT

     Now, therefore, in consideration of the foregoing and the mutual agreements contained herein and in the Omnibus Agreement, and intending to be legally bound hereby, the parties hereby agree as follows:

     1. Appointment and Agreement of Escrow Agent.  The Purchaser and the Seller
        -----------------------------------------
hereby appoint the Escrow Agent to serve as, and the Escrow Agent hereby agrees to act as, escrow agent upon the terms and conditions of this Agreement. Seller shall pay all fees and expenses of the Escrow Agent for services to be rendered by Escrow Agent hereunder.

     2. Establishment of the Escrow.
        ---------------------------

        (a) In accordance with Section 4(c) of the Omnibus Agreement, simultaneously with the consummation of the Merger, the Purchaser and Seller shall deliver or cause to be delivered to the Escrow Agent, the Escrowed Items. The Escrow Agent shall hold the Escrowed Items in escrow pursuant to this Agreement.

        (b) Each of the Purchaser and the Seller confirms to the Escrow Agent, to each other and to the Seller's Lender that the Escrowed Items delivered in accordance with paragraph 2(a) above are all of the deliveries necessary to satisfy the conditions set forth in Section 4(c) of the Omnibus Agreement.

        3.  Release from Escrow.  Upon the receipt of written notice from the
            -------------------
Purchaser and the Seller to deliver an Escrowed Item which notice shall in all events be subject to the terms and conditions of and certify that it complies with Sections 8(a) and 8(d) of the Omnibus Agreement, the Escrow Agent shall, on the date specified in such notice (which date shall be selected by the Purchaser and reasonably acceptable to the Seller) , deliver such Escrowed Item to the Purchaser. Notwithstanding anything else to the contrary contained herein, in the Omnibus Agreement or in any other Relevant Document (including, without limitation, the failure of the Escrow Agent to receive the notice described in the preceding sentence), on the Final Closing Date (or such other date as may be specified by the Purchaser, which date, for the avoidance of doubt, may be after the Final Closing Date if the applicable Acquisition Price and any and all amounts specified in the last sentence of Section 4(b) of the Omnibus Agreement and in each Purchase Agreement shall have been paid in full on or prior to the Final Closing Date), the Escrow Agent shall deliver to the Purchaser each of the Escrowed Items which has not previously been delivered to the Purchaser pursuant to this Paragraph 3.

        4.  Assignment of Rights to the Escrow Fund: Assignment of Obligations;
            ------------------------------------------------------------------
Successors.  This Agreement may not be assigned by operation of law or otherwise
----------
without the express written consent of the other parties hereto (which consent may be granted or withheld in the sole discretion of such other parties); provided, however, that it is expressly understood and agreed that EIN Acquisition Corp. shall, upon the terms and subject to the conditions of the Merger Agreement, be merged with and into Echelon International Corporation, a Florida corporation, which, in turn, shall be merged with and into EIN Corp., a Delaware corporation, each of which shall be bound by and become a party hereto as and from the date of such respective mergers in accordance with applicable law. Purchaser and Seller shall have the right, but shall not be obligated to, execute and deliver to Escrow Agent jointly, at the effective time of each such merger, replacement Escrowed Items in the name of each surviving corporation described in the preceding sentence, to be held in escrow hereunder, in place and instead of any Escrowed Items. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto, the Seller's Lender and their permitted assigns.

        5.  Escrow Agent.
            ------------

  (a) Except as expressly contemplated by this Agreement or by written instructions from the Purchaser, the Seller and the Seller's Lender, the Escrow Agent shall not deliver any Escrowed Item, except pursuant to an order of a court of competent jurisdiction.

  (b) The duties and obligations of the Escrow Agent shall be determined solely by this Agreement, and the Escrow Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement.

  (c) In the performance of its duties hereunder, the Escrow Agent shall be entitled to rely upon any document, instrument or signature believed by it in good faith to be genuine and signed by any party hereto or an authorized officer or agent thereof, and shall not be required to investigate the truth or accuracy of any statement contained in any such document or instrument. The Escrow Agent may assume that any Person purporting to give any notice in accordance with the provisions of this Agreement has been duly authorized to do so.

  (d) The Escrow Agent shall not be liable for any error of judgment, or any action taken, suffered or omitted to be taken, hereunder except in the case of its negligence, bad faith or willful misconduct. The Escrow Agent may consult with counsel of its own choice (including in-house counsel) and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

  (e) The Seller and the Purchaser shall reimburse and indemnify the Escrow Agent for, and hold it harmless against, any loss, liability or expense, including, without limitation, reasonable attorneys' fees, incurred without negligence, bad faith or willful misconduct on the part of the Escrow Agent arising out of, or in connection with the acceptance of, or the performance of, its duties and obligations under this Agreement.

  (f) The Escrow Agent may at any time resign by giving twenty business days' prior written notice of resignation to the Seller and the Purchaser. The Seller and the Purchaser may, with the consent of the Seller's Lender, at any time jointly remove the Escrow Agent by giving ten business days' written notice signed by each of them to the Escrow Agent. If the Escrow Agent shall resign or be removed, a successor Escrow Agent, which shall be a bank or trust company having its principal executive offices in New York and assets in excess of $1.5 billion, and which shall be reasonably acceptable to the Seller and the Seller's Lender, shall be appointed by the Purchaser by written instrument executed by the Purchaser and delivered to the Escrow Agent and to such successor Escrow Agent and, thereupon, the resignation or removal of the predecessor Escrow Agent shall become effective and such successor Escrow Agent, without any further act, deed or conveyance, shall become vested with all right, title and interest to all cash and property held hereunder of such predecessor Escrow Agent. If no successor Escrow Agent shall have been appointed within twenty business days of a notice of resignation by the Escrow Agent, the Escrow Agent's sole responsibility shall thereafter be to hold the Escrowed Items until the earliest of (i) its receipt of designation of a successor Escrow Agent, (ii) its receipt of a written instruction by the Seller, the Purchaser and the Seller's Lender or
(iii) termination of this Agreement in accordance with its terms.

  6. Termination. This Agreement shall terminate on the earlier date (i) on
     -----------
which all Escrowed Items have been delivered pursuant to the terms hereof or
(ii) the Seller, the Purchaser, the Seller's Lender and the Escrow Agent agree in writing to terminate this Agreement.

  7. Notices. All notices, requests, claims, demands and other communications
     -------
delivered hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by cable, by telecopy, by telegram or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7):

  (a) if to the Seller, at its address set forth in the Omnibus Agreement.

  (b) if to the Purchaser, at its address set forth in the Omnibus Agreement.

  (c) if to the Seller's Lender:

      245 Park Avenue
      New York, New York 10167
      Fax:  212-922-0969
      Attention:  Hans den Baas

  (d) if to the Escrow Agent:

      245 Park Avenue
      New York, NY 10167-0062
      Fax:  (212) 808-2585
      Attention:  Chris Kortlandt

  8. Governing Law. This Agreement shall be governed by, and construed in
     -------------
accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within that State without giving effect to principles thereof relating to conflicts of law rules that would direct the application of the laws of another jurisdiction.

  9. Amendments. This Agreement may not be amended or modified except
     ----------

            ----------
(a) by an instrument in writing signed by, or on behalf of, the Seller, the Purchaser, the Seller's Lender and the Escrow Agent or (b) by a waiver in accordance with Section 10 of this Agreement.

        10.  Waiver.  Any party hereto may (i) extend the time for the
             ------
performance of any obligation or other act of any other party hereto or (ii) waive compliance with any agreement or condition contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

        11.  Severability.  If any term or other provision of this Agreement is
             ------------
invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated by this Agreement is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

        12.  Entire Agreement.  This Agreement constitutes the entire agreement
             ----------------
of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the Seller, the Purchaser, the Seller's Lender and the Escrow Agent with respect to the subject matter hereof.

        13.  No Third Party Beneficiaries.  Except with respect to the Seller's
             ----------------------------
Lender, this Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

        14.  Headings.  The descriptive headings contained in this Agreement are
             --------
included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

        15.  Counterparts.  This Agreement may be executed in one or more
             ------------
counterparts, and by different parties hereto in separate counterparts, each of which when duly executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement.


                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)


     In witness whereof, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.


                                 EIN ACQUISITION CORP.


                                 By:
                                    --------------------------------------
                                 Name:
                                 Title:


                                 HELLER FINANCIAL, INC.


                                 By:
                                    --------------------------------------
                                 Name:
                                 Title:


                                 COOPERATIEVE CENTRALE RAFFEISEN-BOERENLEENBANK
                                 B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH


                                 By:
                                    --------------------------------------
                                 Name:
                                 Title:


                                 By:
                                    --------------------------------------
                                 Name:
                                 Title:

                                                             [Omnibus Agreement]

                                   EXHIBIT C

                     FORM OF NOTIFICATION AND CONFIRMATION

                                                                       EXHIBIT C
                         NOTIFICATION AND CONFIRMATION

                                January __, 2000

Dear Sir or Madam:

      Pursuant to the Security Agreement dated as of January __, 2000 (the

"Security Agreement") made by EIN Acquisition Corp., a Florida corporation
-------------------
(together with any successor by merger, the "Borrower"), to Cooperatieve
                                             --------
Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch ("Rabobank"), as agent (the "Agent"), the Borrower has assigned and pledged to
  --------                   -----
the Agent for the ratable benefit of the Lenders (as defined in the Security Agreement) all of the Borrower's right, title and interest in and to the Heller Purchase Agreement (as defined in the Security Agreement);

          1. The Borrower hereby notifies Heller Financial, Inc. (the "Counterparty") of, and the Counterparty hereby acknowledges and agrees to, the assignment and pledge of the Heller Purchase Agreement pursuant to the Security Agreement.

          2. The Borrower hereby instructs the Counterparty and the Counterparty hereby agrees to make any and all payments and other distributions with respect to the Heller Purchase Agreement directly to the Agent in payment of the Obligations (as defined in the Security Agreement).

          3. The Counterparty hereby agrees, simultaneously with each notice delivered to the Borrower pursuant to the Heller Purchase Agreement to send a copy of such notice to the Agent at the Agent's address set forth in the Security Agreement.

                              EIN ACQUISITION CORP.

                              By:_____________________
                              Name:
                              Title:

ACKNOWLEDGED AND AGREED TO:

HELLER FINANCIAL, INC.

By:_____________________
Name:
Title: